Evergreen Short and Intermediate Term Bond Funds: Annual Report as of June 30, 2002

INVESTMENTS THAT STAND THE TEST OF TIME

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With $218 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of June 30, 2002

This annual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:	NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment
Management Company, LLC. Copyright 2002.

Evergreen Funds are distributed by Evergreen Distributor, Inc.,
90 Park Avenue, 10th Floor, New York, NY 10016.

Letter to Shareholders
August 2002

William M. Ennis President and Chief Executive Officer	Dennis H. Ferro President and Chief Investment Officer

Dear Evergreen Shareholders,

We are pleased to provide the annual report for the Evergreen Short and Intermediate Term Bond Funds, which covers the nine-month period ended June 30, 2002. This special report is provided to you as a result of the change in the funds’ fiscal year end from September 30 to June 30.

Over the past nine months, we have witnessed incredible activity in the U.S fixed income markets. After the terrorist attacks last September, investors began a flight to quality that enhanced the already promising fixed income returns. The aggressive Federal Reserve Board rate cuts could not ward off recession last year, but bond investors were treated to solid performance. By late October, the yield on the 2-year Treasury was at a 25-year low. The steep curve was finally brought down by the Treasury Department, which suspended 30-year bond issuance at the end of October.

Early signs of economic recovery and an improvement in the stock market caused bonds to give back some of their positive returns in early 2002. With slow revenue growth, credit issues began to surface in many companies that leveraged their balance sheets. This resulted in unusually large spreads among sectors of the bond market.

Strength in the economy was very evident in early 2002 and Treasuries struggled. When February’s unemployment report suggested significant job growth, yields soared, sending the yield on the 10-year to more than 5.4%. Revisions to the February job gains in the March employment report calmed investors, and the price of the bellwether 10-year Treasury bond began a steady improvement.

High-grade corporates began 2001 well as signs of economic strength narrowed spreads. The Enron probe soon widened and investors were treated to shocking testimony from officials at Arthur Andersen. Unfortunately, this was only the beginning for investors. WorldCom, Qwest, Dynegy and Tyco all entered the credibility fray, and holders of notes for these companies suffered greatly.

We continue to project moderate gross domestic product (GDP) growth of 3% in 2002 with inflation tracking below 2%. Given the poor investor confidence and the yet-to-improve employment situation, we expect the Fed to remain on the sidelines until at least the end of the year, and perhaps into early 2003. Our yield curve strategy for the remainder of the year is to overweight the intermediate term area, with five to 10-year maturities offering the most likely potential for strong performance in this environment. High-grade corporates and mortgage securities may also play a strong role in activity in coming months.

Diversification remains important

An environment like the past nine months offers many reasons for building and maintaining a diversified portfolio, rather than trying to make investment decisions based on anticipated market movements. Exposure to various types of investments should remain a key component of a well-balanced portfolio. It is important that you consult with your financial advisor to develop a strategy that will support your long-term objectives.

Please visit our newly enhanced Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the Web site, you can also access our quarterly online shareholder newsletter, Evergreen Events, through the “About Evergreen Investments” menu tab. Thank you for your continuing support of Evergreen Investments.

William M. Ennis
President and CEO
Evergreen Investments

Dennis H. Ferro
Chief Investment Officer
Evergreen Investments

EVERGREEN
Adjustable Rate Fund
(formerly, Evergreen Select Adjustable Rate Fund)
Fund at a Glance as of June 30, 2002

“All indications are that our micro-level management process may enable us to outperform, despite the interest rate environment.”
PORTFOLIO MANAGEMENT TEAM

Customized Fixed Income Team

Lead Manager: Lisa Brown Premo

PERFORMANCE AND RETURNS2

Portfolio Inception Date: 10/1/1991	Class A	Class B	Class C	Class I	Class IS
Class Inception Date	6/30/2000	6/30/2000	6/30/2000	10/1/1991	5/23/1994

9-month return with sales charge	0.20%	-1.96%	1.04%	N/A	N/A

9-month return w/o sales charge	3.62%	3.04%	3.04%	3.81%	3.62%

Average Annual Returns*

1 year with sales charge	2.45%	0.07%	3.07%	N/A	N/A

1 year w/o sales charge	5.86%	5.07%	5.07%	6.12%	5.86%

5 year	5.37%	5.44%	5.76%	6.18%	5.90%

10 year	5.40%	5.59%	5.59%	5.80%	5.61%

Maximum Sales Charge	3.25%	5.00%	2.00%	N/A	N/A

	Front End	CDSC	CDSC

30-day SEC Yield	3.52%	2.85%	2.85%	3.87%	3.61%

9-month income dividends per share	$0.34	$0.29	$0.29	$0.36	$0.34

* Adjusted for maximum applicable sales charge, unless noted.

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen Adjustable Rate Fund Class A shares,2 versus a similar investment in the 6-Month Treasury Bill (6 Mo. T-Bill) and the Consumer Price Index (CPI).

The 6-Mo. T-Bill does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

CURRENT INVESTMENT STYLE1

Morningstar’s Style Box is based on a portfolio date as of 6/30/2002.

The fixed income Style Box placement is based on a fund’s average effective maturity or duration and the average credit rating of the bond portfolio.

1 Source: 2002 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, B, C and IS prior to their inception is based on the performance of Class I, the original class offered. The historical returns for Classes A, B, C and IS have not been adjusted to reflect the effect of each class’ 12b-1 fee. The fund incurs a 12b-1 fee of 0.19% for Class A. This rate is based on 0.25% incurred on assets prior to 1/1/1997 and 0.10% assessed on new assets from 1/1/1997. Class IS incur a 12b-1 fee of 0.25% and Classes B and C each incur 12b-1 fees of 1.00%. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B, C and IS would have been lower. Returns reflect expense limits previously in effect for all classes, without which returns would have been lower.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates) through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

Class I and IS shares are only available to institutional shareholders with a minimum $1 million investment.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

U.S. government guarantees apply only to the underlying securities of the fund’s portfolio and not to the fund’s shares.

All data is as of June 30, 2002, and subject to change.

EVERGREEN
Adjustable Rate Fund
(formerly, Evergreen Select Adjustable Rate Fund)
Portfolio Manager Interview

How did the fund perform?

For the nine-month period ended June 30, 2002, the fund’s Class A shares had a total return of 3.62%, excluding any applicable sales charges. The fund’s benchmark, the 6-Month Treasury Bill, returned 1.40% for the same period. The median return among funds in the adjustable rate fund category for the same period was 3.07%, according to Lipper Inc., an independent monitor of mutual fund performance. We attribute the fund’s outperformance versus the benchmark primarily to security-specific selection during the time period.

This report covers a nine-month period because the fund’s fiscal year end has changed. Previously the fiscal year was from October 1 through September 30. Going forward, the fiscal year will begin on July 1 and end on June 30 each year.

PORTFOLIO CHARACTERISTICS
(as of 6/30/2002)

Total Net Assets	$3,809,466,596

Average Credit Quality*	AAA

Average Duration	0.7 years

Effective Maturity	3.9 years

* Source: Standard & Poor’s

What was the environment like for adjustable rate mortgage-backed securities?

The period began just after the terrorist attacks of September 11, 2001. In November, interest rates reached their lowest point, but by the end of 2001 rates had climbed back approximately half of a percentage point. The new year began with expectations of an economic recovery and that the Federal Reserve Board would subsequently increase rates. However, as immediate prospects for a strong recovery dwindled, so did the likelihood of a rate increase. The U.S. fixed income market was relatively stable in price/yield and the resulting lack of Fed increases, coupled with strong demand in the marketplace for mortgages, created a very favorable environment for adjustable rate mortgage-backed securities (ARMs).

PORTFOLIO COMPOSITION
(based on 6/30/2002 portfolio assets)

What strategies did you use to manage the fund?

We use a macro-level management process that enables us to respond to anticipated changes in the level of interest rates. Since we became concerned that interest rates would be rising at some point in 2002, we shortened the duration of the fund somewhat in the first quarter. Duration measures a fund’s sensitivity to changes in interest rates. The longer the duration, the greater the sensitivity to interest rate changes.

Early in the period when the outlook for a stock market recovery was strong, we reduced our allocation of fixed-rate securities and increased the allocation of floating-rate securities (floaters), which tend to outperform during a declining market. We also purchased floaters with shorter rate reset dates and those based on leading rather than lagging indexes to prepare for rising interest rates. Short reset dates allow a rapid response to a changing interest rate environment, so this was a defensive position. As the year 2002 unfolded, and it became less obvious that interest rates would be rising, we kept the portfolio stable to capitalize on the relatively flat interest rate environment.

We also use a micro-level management process that is applied consistently despite the interest rate environment. The micro-level process is employed to mitigate the risk of prepayments on mortgage-backed securities, which is the number one risk for mortgage securities, and to identify superior relative value within the sector. This micro-level process has enabled us to consistently outperform our competitors over time.

EVERGREEN
Adjustable Rate Fund
(formerly, Evergreen Select Adjustable Rate Fund)
Portfolio Manager Interview

What is your outlook for ARMs over the next several months?

All indications are that our micro-level management process may enable us to outperform, even during a challenging interest rate environment. On a more macro level, we remain positive on the market for ARMs due to our outlook for a relatively stable interest rate environment and the current demand for mortgage-backed securities in the marketplace. We still anticipate that interest rates will be rising at some point in the not too distant future. However, equity market weakness in conjunction with a lukewarm economy and corporate governance issues have pushed any rate increase out further into the future and have quelled our outlook for any dramatic interest rate increases.

EVERGREEN
Limited Duration Fund
(formerly, Evergreen Select Limited Duration Fund)
Fund at a Glance as of June 30, 2002

“We continue to believe that corporate securities will be the best performing sector as the economy improves and the issues surrounding corporate governance are resolved.”

PORTFOLIO MANAGEMENT TEAM

Customized Fixed Income Team

Lead Manager: David Fowley, CFA

PERFORMANCE AND RETURNS2

Portfolio Inception Date: 4/30/1994	Class A	Class B	Class C	Class I	Class IS
Class Inception Date	3/27/2002	3/27/2002	3/27/2002	11/24/1997	7/28/1998

9-month return with sales charge	-0.88%	-2.74%	0.23%	N/A	N/A

9-month return w/o sales charge	2.41%	2.21%	2.21%	2.82%	2.63%

Average Annual Returns*

1 year with sales charge	2.30%	0.55%	3.55%	N/A	N/A

1 year w/o sales charge	5.75%	5.55%	5.55%	6.18%	5.91%

5 year	5.56%	5.84%	6.16%	6.38%	6.14%

Since Portfolio Inception	5.60%	5.65%	5.65%	6.19%	5.95%

Maximum Sales Charge	3.25%	5.00%	2.00%	N/A	N/A

	Front End	CDSC	CDSC

30-day SEC Yield	3.53%	2.93%	2.93%	3.88%	3.63%

9-month income dividends per share**	$0.11	$0.09	$0.09	$0.39	$0.37

* Adjusted for maximum applicable sales charge, unless noted. ** The distributions for Classes A, B and C are for the period from their inception on March 27, 2002, through June 30, 2002.

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen Limited Duration Fund Class A shares,2 versus a similar investment in the Lehman Brothers 1-3 Year Government/Credit Index (LB1-3GCI) and the Consumer Price Index (CPI).

The LB1-3GCI is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

CURRENT INVESTMENT STYLE1

Morningstar’s Style Box is based on a portfolio date as of 6/30/2002.

The fixed income Style Box placement is based on a fund’s average effective maturity or duration and the average credit rating of the bond portfolio.

1 Source: 2002 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, B, C and IS prior to their inception is based on the performance of Class I, the original class offered. The historical returns for Classes A, B, C and IS have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.10% for Class A, 1.00% for Classes B and C and 0.25% for Class IS. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B, C and IS would have been lower. Historical performance shown for Class I prior to its inception is based on the fund’s predecessor common trust fund’s (CTF) performance, adjusted for estimated mutual fund expenses. The CTF was not registered under the Investment Company Act of 1940 and was not subject to certain investment restrictions. If the CTF had been registered, its performance might have been adversely affected. The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns for Classes A, B, C and IS would have been lower.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates) through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Class I and IS shares are only available to institutional shareholders with a minimum $1 million investment.

U.S. government guarantees apply only to the underlying securities of the fund’s portfolio and not to the fund’s shares.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of June 30, 2002, and subject to change.

EVERGREEN
Limited Duration Fund
(formerly, Evergreen Select Limited Duration Fund)
Portfolio Manager Interview

How did the fund perform?

For the nine-month period ended June 30, 2002, the fund’s Class A shares had a total return of 2.41%, excluding any applicable sales charges. In comparison, the fund’s benchmark, the Lehman Brothers 1-3 Year Government/Credit Index, returned 3.33% for the same time period. The fund’s performance was ahead of the 1.52% average return of the funds in the Lipper short investment grade debt category. Lipper Inc. is an independent monitor of mutual fund performance. The volatility in the bond market, particularly in the corporate sector, and the fund’s relatively small position in telecommunications securities were the biggest detractors from performance over the nine months.

This report covers a nine-month period because the fund’s fiscal year end has changed. Previously the fiscal year was from October 1 through September 30. Going forward, the fiscal year will begin on July 1 and end on June 30 each year.

PORTFOLIO CHARACTERISTICS
(as of 6/30/2002)

Total Net Assets	$550,575,455

Average Credit Quality*	AA-

Average Duration	1.7 years

Effective Maturity	2.0 years

* Source: Standard & Poor’s

What was the investment environment like for fixed income securities during the period?

Over the course of the nine months, the investment environment for bonds was very volatile. Early in the period, we saw a shift away from the expectation that the recession would be protracted and deep and toward a belief that the economy would begin to improve in the second quarter of 2002. As the economy began to show signs of strength, investors became more willing to take on risk and there was renewed interest in the corporate sector of the bond market. As the period progressed, however, geopolitical issues, concerns about corporate governance, and uncertainty as to how strong the economic recovery would be had a negative impact on market sentiment. As a result, investors turned away from riskier corporate securities, such as those in the telecommunications sector, and moved into what they perceived to be the safer havens of the bond market.

How did you manage the fund in this environment?

Early in the period, about 23% of the fund’s assets were invested in bonds with maturities in the 3-year to 5-year maturity range. As the yield curve steepened and prices on longer-term bonds declined, the bonds at the longer end of the range held back performance. In this environment, we adopted a more defensive approach to protect the fund from rising interest rates. We reduced the fund’s exposure to the longer area of the market to about 15%. At the end of the period, the remaining 85% of the fund was concentrated in the under 3-year range, which benefited performance. The fund’s duration, which was relatively neutral to its benchmark throughout the period, fluctuated between 1.6 years and 1.8 years. Expressed in years, duration measures a portfolio’s sensitivity to changes in interest rates. Lengthening duration increases interest rate sensitivity, while shortening duration enhances price stability.

PORTFOLIO COMPOSITION
(based on 6/30/2002 portfolio assets)

In what areas did you find opportunity?

At 56% of net assets, the fund’s largest sector allocation was in corporate bonds. While the corporate sector was volatile, we believe corporates may have the potential to outperform over the long term. Early in the period, we eliminated positions in the troubled telecommunications sector and reinvested proceeds in mortgage-backed securities, Treasuries, and government and agency securities. This had a positive effect on performance.

EVERGREEN
Limited Duration Fund
(formerly, Evergreen Select Limited Duration Fund)
Portfolio Manager Interview

We added to the fund’s exposure of AA and AAA-rated commercial mortgages and to agency securities, which performed well. We also invested in enhanced equipment trust certificates, which are lease agreements made by various companies. The lease agreements are investment grade and secured by hard assets.

PORTFOLIO QUALITY
(based on 6/30/2002 market value of bonds)

What is your outlook over the next six months?

We believe the U.S. economy may be on the road to recovery, although it may have hit a short-term snag. While a stronger economy may bring accelerating inflation, we believe the Federal Reserve Board will hold off raising interest rates until the fourth quarter of 2002 or into 2003. Given that outlook, we expect the yield curve to flatten, with short-term rates moving higher and longer-term rates remaining stable or inching up slightly. We continue to believe that corporate securities will be the best performing sector as the economy improves and the issues surrounding corporate governance are resolved. Corporations have slashed expenses and are much more productive and efficient than they were just a couple of years ago. This could be positive for the corporate bonds held in the portfolio.

EVERGREEN
Short Intermediate Bond Fund
(formerly, Evergreen Fixed Income Fund)
Fund at a Glance as of June 30, 2002

“We plan to maintain our neutral duration posture and to look to both corporate and mortgage securities in order to add to the fund’s returns over the next six months.”

PORTFOLIO MANAGEMENT TEAM

Tattersall Advisory Group, Inc.

PERFORMANCE AND RETURNS2

Portfolio Inception Date: 3/31/1977	Class A	Class B	Class C	Class I	Class IS
Class Inception Date	6/5/2002	6/5/2002	6/5/2002	11/24/1997	3/9/1998

9-month return with sales charge	0.18%	-1.34%	1.60%	N/A	N/A

9-month return w/o sales charge	3.58%	3.53%	3.54%	3.63%	3.43%

Average Annual Returns*

1 year with sales charge	4.83%	3.27%	6.29%	N/A	N/A

1 year w/o sales charge	8.33%	8.27%	8.29%	8.37%	8.11%

5 year	6.28%	6.60%	6.91%	7.02%	6.74%

10 year	5.90%	5.82%	5.82%	6.40%	6.13%

Maximum Sales Charge	3.25%	5.00%	2.00%	N/A	N/A

	Front End	CDSC	CDSC

30-day SEC Yield	4.19%	3.54%	3.54%	4.62%	4.40%

9-month income dividends per share**	$0.02	$0.02	$0.02	$0.23	$0.22

9-month capital gain distributions per share**	N/A	N/A	N/A	$0.15	$0.15

* Adjusted for maximum applicable sales charge, unless noted. **The distributions for Classes A, B and C are for the period from their inception on June 5, 2002, through June 30, 2002.

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen Short Intermediate Bond Fund Class A shares,2 versus a similar investment in the Lehman Brothers Intermediate Government/Credit Index (LBIGCI) and the Consumer Price Index (CPI).

The LBIGCI is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

CURRENT INVESTMENT STYLE1

Morningstar’s Style Box is based on a portfolio date as of 6/30/2002.

The fixed income Style Box placement is based on a fund’s average effective maturity or duration and the average credit rating of the bond portfolio.

1 Source: 2002 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, B, C and IS prior to their inception is based on the performance of Class I, the original class offered. The historical returns for Classes A, B, C and IS have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.10% for Class A, 1.00% for Classes B and C and 0.25% for Class IS. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B, C and IS would have been lower. Historical performance shown for Class I prior to its inception is based on the fund’s predecessor common trust fund’s (CTF) performance, adjusted for estimated mutual fund expenses. The CTF was not registered under the Investment Company Act of 1940 and was not subject to certain investment restrictions. If the CTF had been registered, its performance might have been adversely affected. The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns for Classes A, B, C and IS would have been lower.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates) through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

Class I and IS shares are only available to institutional shareholders with a minimum $1 million investment.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

U.S. government guarantees apply only to the underlying securities of the fund’s portfolio and not to the fund’s shares.

Funds that invest in high yield, lower-rated bonds may contain more risk due to the increased possibility of default.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of June 30, 2002, and subject to change.

EVERGREEN
Short Intermediate Bond Fund
(formerly, Evergreen Fixed Income Fund)
Portfolio Manager Interview

How did the fund perform?

For the nine-month period ended June 30, 2002, the fund’s Class A shares had a total return 3.58%, excluding any applicable sales charges. For the same period, the fund’s benchmark, the Lehman Brothers Intermediate Government/Credit Index returned 3.41%. The median return among funds in the short-intermediate investment grade debt fund category for the same period was 2.48%, according to Lipper Inc., an independent monitor of mutual fund performance.

This report covers a nine-month period because the fund’s fiscal year end has changed. Previously the fiscal year was from October 1 through September 30. Going forward, the fiscal year will begin on July 1 and end on June 30 each year.

PORTFOLIO CHARACTERISTICS
(as of 6/30/2002)

Total Net Assets	$960,488,543

Average Credit Quality*	AA

Average Duration	3.7 years

Effective Maturity	4.8 years

* Source: Standard & Poor’s

What was the investment environment during the period?

The period began just after the terrorist attacks of September 11, 2001, as we watched the repercussions of those events play out in the markets. In November of 2001, interest rates reached their lowest point despite the Treasury’s announcements that it would cancel 30-year Treasuries and eliminate the Treasury buy-back program for several quarters. By the end of 2001, interest rates had risen approximately half of a percentage point, depending on the maturity of the specific security. As 2002 began, expectations of an economic recovery increased along with the possibility of a reinstated restrictive monetary policy by the Federal Reserve Board. Interest rates were up slightly during the first quarter, which was not a great environment for bonds. It soon became obvious that the recovery was not materializing as expected, and the likelihood that the Fed would increase interest rates was pushed out until late 2002 or early 2003. During the second quarter of 2002, the few positive signals of recovery were more than offset by concerns about corporate accounting and management practices, and rates on various securities declined, producing a more positive environment for bonds.

PORTFOLIO COMPOSITION
(based on 6/30/2002 portfolio assets)

What strategies did you use to manage the fund?

During the first six months of 2002, we made several adjustments to duration. We began the year with portfolio durations at about 98% of the benchmark. That slightly defensive posture helped the fund’s performance during the first quarter when interest rates rose. By April, we increased the duration to 102% when interest rates gave back the earlier increases. In this case, our slightly aggressive posture contributed to performance again. We then readjusted the portfolio’s duration back to neutral by the end of the period. Expressed in years, duration measures a portfolio’s sensitivity to changes in interest rates. Lengthening duration increases interest rate sensitivity, while shortening duration enhances price stability.

Regarding the fund’s sector allocation strategy, we were slightly overweighted in mortgage securities versus the benchmark throughout the nine-month period. During the first quarter of 2002, mortgages were the best performing sector. During the second quarter of 2002, mortgage securities suffered from increased volatility and prepayment uncertainties, but we believe they are a good prospect for adding to the fund’s returns during the second half of the year. We remain slightly overweighted in mortgages versus the benchmark. By contrast, we have seen a credit minefield in the corporate sector, which was the worst performing area in

EVERGREEN
Short Intermediate Bond Fund
(formerly, Evergreen Fixed Income Fund)
Portfolio Manager Interview

the first half of 2002. We focused on security selection, concentrating on credit quality and liquidity in order to avoid problem credits. Although we began the year with a slight overweighting in corporates versus the benchmark, we slightly decreased the weighting at the end of the first quarter 2002 and increased it again at the end of the second quarter. We ended the period overweighted in corporates and believe the sector may continue to add value to the fund throughout the remainder of the year.

Our yield curve strategy was neutral during the fourth quarter of 2001 and the first quarter of 2002. Throughout most of 2001, the two to five-year maturity sector was the place to look for returns; however, in April 2002, we increased our weighting in the intermediate term area, because performance shifted to the five to ten-year area of the yield curve, producing the best returns. We think we can find value in the intermediate-term area and plan to remain slightly overweighted versus the benchmark in these securities.

PORTFOLIO QUALITY
(based on 6/30/2002 market value of bonds)

What is your investment outlook?

We continue to believe that the current unbiased monetary policy is only a precursor to a more restrictive monetary policy that will surface late this year or early in 2003. At this point, the market is assigning little probability of a change in Fed policy before the end of the year. We plan to maintain our neutral duration posture and to look to both corporate and mortgage securities in order to add to the fund’s returns over the next six months.

EVERGREEN
Adjustable Rate Fund
(formerly, Evergreen Select Adjustable Rate Fund)
Financial Highlights
(For a share outstanding throughout each period)

	Year Ended June 30, 2002[1,2]	Year Ended September 30,
		2001[2]	2000[3]

CLASS A

Net asset value, beginning of period	$ 9.68	$ 9.52	$ 9.54

Income from investment operations

Net investment income	0.32	0.54	0.16

Net realized and unrealized gains and losses on securities	0.02	0.24	(0.02)

Total from investment operations	0.34	0.78	0.14

Distributions to shareholders from

Net investment income	(0.34)	(0.62)	(0.16)

Net asset value, end of period	$ 9.68	$ 9.68	$ 9.52

Total return[4]	3.62%	8.46%	1.43%

Ratios and supplemental data

Net assets, end of period (thousands)	$ 742,779	$ 190,055	$ 26,552

Ratios to average net assets

Expenses[5]	0.64%[6]	0.69%	0.71%[6]

Net investment income	4.43%[6]	5.70%	6.54%[6]

Portfolio turnover rate	3%	13%	74%

	Year Ended June 30, 2002[1,2]	Year Ended September 30,
		2001[2]	2000[3]

CLASS B

Net asset value, beginning of period	$ 9.68	$ 9.52	$ 9.54

Income from investment operations

Net investment income	0.26	0.44	0.14

Net realized and unrealized gains and losses on securities	0.03	0.27	(0.02)

Total from investment operations	0.29	0.71	0.12

Distributions to shareholders from

Net investment income	(0.29)	(0.55)	(0.14)

Net asset value, end of period	$ 9.68	$ 9.68	$ 9.52

Total return[4]	3.04%	7.65%	1.23%

Ratios and supplemental data

Net assets, end of period (thousands)	$ 547,224	$ 173,276	$ 5,067

Ratios to average net assets

Expenses[5]	1.45%[6]	1.49%	1.50%[6]

Net investment income	3.63%[6]	4.61%	5.73%[6]

Portfolio turnover rate	3%	13%	74%

1. For the nine months ended June 30, 2002. The Fund changed its fiscal year end from September 30 to June 30, effective June 30, 2002.

2. Net investment income is based on average shares outstanding during the period.

3. For the period from June 30, 2000 (commencement of class operations) to September 30, 2000.

4. Excluding applicable sales charges

5. Ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

6. Annualized

See Combined Notes to Financial Statements.

EVERGREEN
Adjustable Rate Fund
(formerly, Evergreen Select Adjustable Rate Fund)
Financial Highlights
(For a share outstanding throughout each period)

	Year Ended June 30, 2002[1,2]	Year Ended September 30,
		2001[2]	2000[3]

CLASS C

Net asset value, beginning of period	$ 9.68	$ 9.52	$ 9.54

Income from investment operations

Net investment income	0.26	0.41	0.14

Net realized and unrealized gains and losses on securities	0.03	0.30	(0.02)

Total from investment operations	0.29	0.71	0.12

Distributions to shareholders from

Net investment income	(0.29)	(0.55)	(0.14)

Net asset value, end of period	$ 9.68	$ 9.68	$ 9.52

Total return[4]	3.04%	7.65%	1.23%

Ratios and supplemental data

Net assets, end of period (thousands)	$ 1,510,835	$ 348,002	$ 3,699

Ratios to average net assets

Expenses[5]	1.45%[6]	1.48%	1.50%[6]

Net investment income	3.60%[6]	4.40%	5.73%[6]

Portfolio turnover rate	3%	13%	74%

	Year Ended June 30, 2002[1,2]	Year Ended September 30,				Year Ended February 28,1998
		2001[2]	2000	1999	1998[7]

CLASS I

Net asset value, beginning of period	$ 9.68	$ 9.52	$ 9.56	$ 9.68	$ 9.75	$ 9.71

Income from investment operations

Net investment income	0.33	0.59	0.61	0.59	0.35	0.64

Net realized and unrealized gains and losses on securities	0.03	0.21	(0.05)	(0.12)	(0.07)	0.04

Total from investment operations	0.36	0.80	0.56	0.47	0.28	0.68

Distributions to shareholders from

Net investment income	(0.36)	(0.64)	(0.60)	(0.59)	(0.35)	(0.64)

Net asset value, end of period	$ 9.68	$ 9.68	$ 9.52	$ 9.56	$ 9.68	$ 9.75

Total return	3.81%	8.73%	6.05%	4.98%	2.88%	7.15%

Ratios and supplemental data

Net assets, end of period (thousands)	$ 419,486	$ 140,979	$ 32,787	$ 36,033	$ 23,174	$ 25,981

Ratios to average net assets

Expenses[5]	0.45%[6]	0.50%	0.43%	0.30%	0.33%[6]	0.30%

Net investment income	4.63%[6]	6.17%	6.43%	6.11%	6.12%[6]	6.63%

Portfolio turnover rate	3%	13%	74%	14%	46%	107%

1. For the nine months ended June 30, 2002. The Fund changed its fiscal year end from September 30 to June 30, effective June 30, 2002.

2. Net investment income is based on average shares outstanding during the period.

3. For the period from June 30, 2000 (commencement of class operations) to September 30, 2000.

4. Excluding applicable sales charges

5. Ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

6. Annualized

7. For the seven months ended September 30, 1998. The Fund changed its fiscal year end from February 28 to September 30, effective September 30, 1998.

See Combined Notes to Financial Statements.

EVERGREEN
Adjustable Rate Fund
(formerly, Evergreen Select Adjustable Rate Fund)
Financial Highlights
(For a share outstanding throughout each period)

	Year Ended June 30, 2002[1,2]	Year Ended September 30,				Year Ended February 28, 1998
		2001[2]	2000	1999	1998[3]

CLASS IS

Net asset value, beginning of period	$ 9.68	$ 9.52	$ 9.56	$ 9.68	$ 9.76	$ 9.72

Income from investment operations

Net investment income	0.31	0.55	0.58	0.55	0.33	0.59

Net realized and unrealized gains or losses on securities	0.03	0.23	(0.04)	(0.11)	(0.08)	0.06

Total from investment operations	0.34	0.78	0.54	0.44	0.25	0.65

Distributions to shareholders from

Net investment income	(0.34)	(0.62)	(0.58)	(0.56)	(0.33)	(0.61)

Net asset value, end of period	$ 9.68	$ 9.68	$ 9.52	$ 9.56	$ 9.68	$ 9.76

Total return	3.62%	8.46%	5.79%	4.73%	2.63%	6.89%

Ratios and supplemental data

Net assets, end of period (thousands)	$ 589,143	$ 92,858	$ 20,384	$ 20,199	$ 9,645	$ 10,320

Ratios to average net assets

Expenses[4]	0.70%[5]	0.75%	0.70%	0.55%	0.57%[5]	0.55%

Net investment income	4.39%[5]	5.72%	6.18%	5.86%	5.82%[5]	6.15%

Portfolio turnover rate	3%	13%	74%	14%	46%	107%

1. For the nine months ended June 30, 2002. The Fund changed its fiscal year end from September 30 to June 30, effective June 30, 2002.

2. Net investment income is based on average shares outstanding during the period.

3. For the seven months ended September 30, 1998. The Fund changed its fiscal year end from February 28 to September 30, effective September 30, 1998.

4. Ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

5. Annualized

See Combined Notes to Financial Statements.

EVERGREEN
Limited Duration Fund
(formerly, Evergreen Select Limited Duration Fund)
Financial Highlights
(For a share outstanding throughout each period)

Year Ended June 30, 2002[1,2]

CLASS A

Net asset value, beginning of period	$ 10.35

Income from investment operations

Net investment income	0.11

Net realized and unrealized gains on securities	0.10

Total from investment operations	0.21

Distributions to shareholders from

Net investment income	(0.11)

Net asset value, end of period	$ 10.45

Total return[3]	2.02%

Ratios and supplemental data

Net assets, end of period (thousands)	$ 1,195

Ratios to average net assets

Expenses[4]	0.43%[5]

Net investment income	4.61%[5]

Portfolio turnover rate	44%

Year Ended June 30, 2002[1,2]

CLASS B

Net asset value, beginning of period	$ 10.35

Income from investment operations

Net investment income	0.09

Net realized and unrealized gains on securities	0.10

Total from investment operations	0.19

Distributions to shareholders from

Net investment income	(0.09)

Net asset value, end of period	$ 10.45

Total return[3]	1.82%

Ratios and supplemental data

Net assets, end of period (thousands)	$ 479

Ratios to average net assets

Expenses[4]	1.33%[5]

Net investment income	3.72%[5]

Portfolio turnover rate	44%

1. For the period from March 27, 2002 (commencement of class operations) to June 30, 2002.

2. The per share net realized and unrealized gains or losses is not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of Fund shares in relation to fluctuating market values for the portfolio.

3. Excluding applicable sales charges

4. Ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

5. Annualized

See Combined Notes to Financial Statements.

EVERGREEN
Limited Duration Fund
(formerly, Evergreen Select Limited Duration Fund)
Financial Highlights
(For a share outstanding throughout each period)

Year Ended June 30, 2002[1,2]

CLASS C

Net asset value, beginning of period	$ 10.35

Income from investment operations

Net investment income	0.09

Net realized and unrealized gains on securities	0.10

Total from investment operations	0.19

Distributions to shareholders from

Net investment income	(0.09)

Net asset value, end of period	$ 10.45

Total return[3]	1.82%

Ratios and supplemental data

Net assets, end of period (thousands)	$ 2,272

Ratios to average net assets

Expenses[4]	1.33%[5]

Net investment income	3.72%[5]

Portfolio turnover rate	44%

	Year Ended June 30, 2002[6,7]	Year Ended September 30,
		2001[7]	2000	1999	1998[7,8]

CLASS I

Net asset value, beginning of period	$ 10.55	$ 10.18	$ 10.21	$ 10.52	$ 10.42

Income from investment operations

Net investment income	0.49	0.62	0.67	0.60	0.53

Net realized and unrealized gains or losses on securities	(0.20)	0.42	(0.04)	(0.29)	0.10

Total from investment operations	0.29	1.04	0.63	0.31	0.63

Distributions to shareholders from

Net investment income	(0.39)	(0.67)	(0.66)	(0.60)	(0.53)

Net realized gains	0	0	0	(0.02)	0

Total distributions to shareholders	(0.39)	(0.67)	(0.66)	(0.62)	(0.53)

Net asset value, end of period	$ 10.45	$ 10.55	$ 10.18	$ 10.21	$ 10.52

Total return	2.82%	10.51%	6.42%	3.07%	6.21%

Ratios and supplemental data

Net assets, end of period (thousands)	$ 513,905	$ 331,219	$ 282,827	$ 312,157	$ 70,810

Ratios to average net assets

Expenses[4]	0.33%[5]	0.27%	0.30%	0.31%	0.30%[5]

Net investment income	4.71%[5]	6.06%	6.61%	5.88%	5.97%[5]

Portfolio turnover rate	44%	116%	62%	147%	78%

1. For the period from March 27, 2002 (commencement of class operations) to June 30, 2002.

2. The per share net realized and unrealized gains or losses is not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of Fund shares in relation to fluctuating market values for the portfolio.

3. Excluding applicable sales charges

4. Ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

5. Annualized

6. For the nine months ended June 30, 2002. The Fund changed its fiscal year end from September 30 to June 30, effective June 30, 2002.

7. Net investment income is based on average shares outstanding during the period.

8. For the period from November 24, 1997 (commencement of class operations) to September 30, 1998.

See Combined Notes to Financial Statements.

EVERGREEN
Limited Duration Fund
(formerly, Evergreen Select Limited Duration Fund)
Financial Highlights
(For a share outstanding throughout each period)

	Year Ended June 30, 2002[1,2]	Year Ended September 30,
		2001[2]	2000	1999	1998[2,3]

CLASS IS

Net asset value, beginning of period	$ 10.55	$ 10.18	$ 10.21	$ 10.52	$ 10.41

Income from investment operations

Net investment income	0.47	0.59	0.64	0.58	0.11

Net realized and unrealized gains or losses on securities	(0.20)	0.42	(0.03)	(0.29)	0.11

Total from investment operations	0.27	1.01	0.61	0.29	0.22

Distributions to shareholders from

Net investment income	(0.37)	(0.64)	(0.64)	(0.58)	(0.11)

Net realized gains	0	0	0	(0.02)	0

Total distributions to shareholders	(0.37)	(0.64)	(0.64)	(0.60)	(0.11)

Net asset value, end of period	$ 10.45	$ 10.55	$ 10.18	$ 10.21	$ 10.52

Total return	2.63%	10.24%	6.15%	2.81%	2.12%

Ratios and supplemental data

Net assets, end of period (thousands)	$ 32,724	$ 29,418	$ 9,148	$ 1,629	$ 614

Ratios to average net assets

Expenses[4]	0.57%[5]	0.52%	0.54%	0.56%	0.55%[5]

Net investment income	4.47%[5]	5.76%	6.45%	5.67%	5.84%[5]

Portfolio turnover rate	44%	116%	62%	147%	78%

1. For the nine months ended June 30, 2002. The Fund changed its fiscal year end from September 30 to June 30, effective June 30, 2002.

2. Net investment income is based on average shares outstanding during the period.

3. For the period from July 28, 1998 (commencement of class operations) to September 30, 1998.

4. Ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

5. Annualized

See Combined Notes to Financial Statements.

EVERGREEN
Short Intermediate Bond Fund
(formerly, Evergreen Fixed Income Fund)
Financial Highlights
(For a share outstanding throughout each period)

Year Ended June 30, 2002[1]

CLASS A

Net asset value, beginning of period	$ 6.01

Income from investment operations

Net investment income	0.02

Distributions to shareholders from

Net investment income	(0.02)

Net asset value, end of period	$ 6.01

Total return[2]	0.33%

Ratios and supplemental data

Net assets, end of period (thousands)	$ 75,418

Ratios to average net assets

Expenses[3]	0.67%[4]

Net investment income	4.85%[4]

Portfolio turnover rate	138%

Year Ended June 30, 2002[1]

CLASS B

Net asset value, beginning of period	$ 6.01

Income from investment operations

Net investment income	0.02

Distributions to shareholders from

Net investment income	(0.02)

Net asset value, end of period	$ 6.01

Total return[2]	0.28%

Ratios and supplemental data

Net assets, end of period (thousands)	$ 16,801

Ratios to average net assets

Expenses[3]	1.57%[4]

Net investment income	3.94%[4]

Portfolio turnover rate	138%

1. For the period from June 5, 2002 (commencement of class operations) to June 30, 2002.

2. Excluding applicable sales charges

3. Ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

4. Annualized

See Combined Notes to Financial Statements.

EVERGREEN
Short Intermediate Bond Fund
(formerly, Evergreen Fixed Income Fund)
Financial Highlights
(For a share outstanding throughout each period)

Year Ended June 30, 2002[1]

CLASS C

Net asset value, beginning of period	$ 6.01

Income from investment operations

Net investment income	0.02

Distributions to shareholders from

Net investment income	(0.02)

Net asset value, end of period	$ 6.01

Total return[2]	0.28%

Ratios and supplemental data

Net assets, end of period (thousands)	$ 28,833

Ratios to average net assets

Expenses[3]	1.57%[4]

Net investment income	3.94%[4]

Portfolio turnover rate	138%

	Year Ended June 30, 2002[5]	Year Ended September 30,
		2001	2000	1999	1998[6]

CLASS I

Net asset value, beginning of period	$ 6.18	$ 5.83	$ 5.82	$ 6.12	$ 5.96

Income from investment operations

Net investment income	0.24	0.36	0.37	0.35	0.31

Net realized and unrealized gains or losses on securities and foreign currency related transactions	(0.03)	0.35	0.01	(0.30)	0.16

Total from investment operations	0.21	0.71	0.38	0.05	0.47

Distributions to shareholders from

Net investment income	(0.23)	(0.36)	(0.37)	(0.35)	(0.31)

Net realized gains	(0.15)	0	0	0	0

Total distributions to shareholders	(0.38)	(0.36)	(0.37)	(0.35)	(0.31)

Net asset value, end of period	$ 6.01	$ 6.18	$ 5.83	$ 5.82	$ 6.12

Total return	3.63%	12.49%	6.82%	0.84%	8.06%

Ratios and supplemental data

Net assets, end of period (thousands)	$ 822,835	$ 513,230	$ 554,432	$ 590,927	$ 668,907

Ratios to average net assets

Expenses[3]	0.57%[4]	0.56%	0.52%	0.49%	0.52%[4]

Net investment income	5.17%[4]	5.96%	6.52%	5.86%	5.99%[4]

Portfolio turnover rate	138%	187%	37%	63%	46%

1. For the period from June 5, 2002 (commencement of class operations) to June 30, 2002.

2. Excluding applicable sales charges

3. Ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

4. Annualized

5. For the nine months ended June 30, 2002. The Fund changed its fiscal year end from September 30 to June 30, effective June 30, 2002.

6. For the period from November 24, 1997 (commencement of class operations) to September 30, 1998.

See Combined Notes to Financial Statements.

EVERGREEN
Short Intermediate Bond Fund
(formerly, Evergreen Fixed Income Fund)
Financial Highlights
(For a share outstanding throughout each period)

	Year Ended June 30, 2002[1]	Year Ended September 30,
		2001	2000	1999	1998[2]

CLASS IS

Net asset value, beginning of period	$ 6.18	$ 5.83	$ 5.82	$ 6.12	$ 5.97

Income from investment operations

Net investment income	0.22	0.34	0.36	0.33	0.20

Net realized and unrealized gains or losses on securities and foreign currency related transactions	(0.02)	0.35	0.01	(0.30)	0.15

Total from investment operations	0.20	0.69	0.37	0.03	0.35

Distributions to shareholders from

Net investment income	(0.22)	(0.34)	(0.36)	(0.33)	(0.20)

Net realized gains	(0.15)	0	0	0	0

Total distributions to shareholders	(0.37)	(0.34)	(0.36)	(0.33)	(0.20)

Net asset value, end of period	$ 6.01	$ 6.18	$ 5.83	$ 5.82	$ 6.12

Total return	3.43%	12.21%	6.55%	0.59%	5.94%

Ratios and supplemental data

Net assets, end of period (thousands)	$ 16,601	$ 14,163	$ 12,709	$ 11,590	$ 9,808

Ratios to average net assets

Expenses[3]	0.83%[4]	0.81%	0.78%	0.74%	0.77%[4]

Net investment income	4.93%[4]	5.70%	6.26%	5.65%	5.65%[4]

Portfolio turnover rate	138%	187%	37%	63%	46%

1. For the nine months ended June 30, 2002. The Fund changed its fiscal year end from September 30 to June 30, effective June 30, 2002.

2. For the period from March 9, 1998 (commencement of class operations) to September 30, 1998.

3. Ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

4. Annualized
See Combined Notes to Financial Statements.

EVERGREEN
Adjustable Rate Fund
(formerly, Evergreen Select Adjustable Rate Fund)
Schedule of Investments
June 30, 2002

	Credit Rating(v)	Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS - 28.6%
FHLMC:
Ser. 20, Class F, 2.48%, 10/25/2023	AAA	$ 10,069,158	$ 10,075,045
Ser. 21, Class F, 2.375%, 10/25/2023	AAA	3,076,567	3,056,470
Ser. 29, Class T, 7.50%, 03/25/2023	AAA	17,000,000	18,204,739
Ser. 1380, Class FB, 4.51%, 10/15/2007	AAA	4,109,046	4,159,226
Ser. 1506, Class FD, 2.875%, 05/15/2008	AAA	186,100	187,787
Ser. 1513, Class AG, 4.31%, 05/15/2008	AAA	8,589,012	8,693,530
Ser. 1559, Class VM, 4.41%, 01/15/2023	AAA	16,000,000	16,387,869
Ser. 1559, Class WI, 4.46%, 08/15/2023	AAA	2,813,984	2,822,886
Ser. 1611, Class QA, 2.625%, 11/15/2023	AAA	1,987,314	2,000,153
Ser. 1671, Class QA, 3.67%, 02/15/2024	AAA	67,468,522	68,101,040
Ser. 1673, Class F, 3.52%, 10/15/2022	AAA	4,813,556	4,831,722
Ser. 1686, Class FE, 3.82%, 02/15/2024	AAA	1,568,978	1,576,378
Ser. 1691, Class EA, 2.33%, 02/15/2024	AAA	2,860,596	2,873,022
Ser. 1698, Class FC, 4.26%, 03/15/2009	AAA	13,319,169	13,342,061
Ser. 1699, Class FB, 2.875%, 03/15/2024	AAA	8,886,424	9,034,994
Ser. 1717, Class N, 4.76%, 04/15/2024	AAA	3,172,421	3,217,119
Ser. 1760, Class ZC, 4.56%, 03/15/2024	AAA	9,229,216	9,286,481
Ser. 1933, Class PG, 6.15%, 12/15/2025	AAA	13,373,097	13,644,644
Ser. 1939, Class FB, 2.875%, 04/15/2027	AAA	1,926,687	1,963,547
Ser. 1988, Class FH, 2.375%, 11/15/2023	AAA	4,209,248	4,232,451
Ser. 2064, Class CH, 6.25%, 04/15/2022	AAA	3,216,284	3,240,108
Ser. 2102, Class AJ, 6.00%, 09/15/2013	AAA	8,161,736	8,278,559
Ser. 2138, Class WA, 6.50%, 03/15/2014	AAA	4,114,832	4,176,955
Ser. 2145, Class CA, 6.50%, 04/15/2014	AAA	9,914,948	10,057,421
Ser. 2182, Class FE, 2.39%, 05/15/2028	AAA	14,711,065	14,757,037
Ser. 2290, Class B, 6.50%, 08/15/2030	AAA	4,669,127	4,741,754
Ser. 2299, Class JP, 0.00%, 04/15/2029 (n)	AAA	3,249,595	3,182,685
Ser. 2321, Class CA, 6.00%, 12/15/2011	AAA	8,743,634	8,834,103
Ser. 2348, Class A, 6.50%, 08/15/2016	AAA	2,910,793	2,923,485
Ser. 2353, Class KJ, 6.50%, 09/15/2031	AAA	11,430,626	11,598,038
Ser. 2372, Class NL, 6.00%, 11/15/2031	AAA	21,000,000	21,210,000
Ser. 2380, Class FL, 2.44%, 11/15/2031	AAA	45,689,175	45,903,343
Ser. 2388, Class FG, 2.34%, 12/31/2031	AAA	13,790,765	13,855,409
Ser. 2391, Class EF, 2.34%, 06/15/2031	AAA	13,708,208	13,759,613
Ser. 2412, Class AB, 8.50%, 07/15/2027	AAA	26,968,050	29,038,752
Ser. 2412, Class BH, 8.50%, 08/15/2027	AAA	9,768,067	10,618,744
Ser. 2418, Class CT, 5.75%, 12/15/2012 (h)	AAA	16,930,258	17,094,531
Ser. 2435, Class ND, 6.00%, 12/15/2012	AAA	14,993,211	15,161,249
Ser. 2438, Class FB, 3.24%, 12/15/2029	AAA	14,834,332	14,859,973
Ser. 2448, Class BD, 8.50%, 02/15/2030	AAA	18,468,009	19,974,306
Ser. 2464, Class FE, 2.84%, 03/15/2032	AAA	25,839,134	26,396,290
FNMA:
Ser. 1989-96, Class H, 9.00%, 12/25/2019	AAA	718,057	797,799
Ser. 1992-39, Class FA, 4.64%, 03/25/2022	AAA	7,712,755	7,829,221
Ser. 1992-45, Class F, 5.00%, 04/25/2022	AAA	1,788,322	1,816,228
Ser. 1992-74, Class Z, 8.00%, 05/25/2022	AAA	1,233,579	1,325,868
Ser. 1992-87, Class Z, 8.00%, 05/25/2022	AAA	1,082,402	1,160,002
Ser. 1993-104, Class ZA, 6.50%, 11/25/2021	AAA	3,565,009	3,752,871
Ser. 1993-121, Class F, 3.77%, 07/25/2023	AAA	4,821,137	4,827,200
Ser. 1993-138, Class FM, 4.42%, 12/25/2021	AAA	1,000,000	1,013,450
Ser. 1993-175, Class FE, 3.67%, 09/25/2008	AAA	1,476,447	1,485,151
Ser. 1993-187, Class FC, 4.52%, 11/25/2021	AAA	1,000,000	1,001,698
Ser. 1993-196, Class FD, 3.62%, 10/25/2008	AAA	1,915,163	1,931,511

EVERGREEN
Adjustable Rate Fund
(formerly, Evergreen Select Adjustable Rate Fund)
Schedule of Investments (continued)
June 30, 2002

	Credit Rating(v)	Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS - continued
FNMA-continued
Ser. 1993-204, Class FE, 3.92%, 01/25/2022	AAA	$ 402,973	$ 402,691
Ser. 1993-209, Class FC, 3.57%, 11/25/2008	AAA	3,631,944	3,649,970
Ser. 1993-210, Class FG, 4.12%, 02/25/2023	AAA	16,250,000	16,431,217
Ser. 1993-247, Class F0, 3.77%, 12/25/2023	AAA	14,384,997	14,474,385
Ser. 1993-26, Class LZ, 7.50%, 07/25/2022	AAA	8,944,069	9,595,610
Ser. 1993-38, Class L, 5.00%, 08/25/2022	AAA	14,599,800	14,734,142
Ser. 1993-62, Class FA, 3.92%, 04/25/2023	AAA	10,379,359	10,485,446
Ser. 1993-98, Class FE, 3.81%, 06/25/2023	AAA	8,727,913	8,749,907
Ser. 1994-33, Class FA, 3.72%, 03/25/2009	AAA	7,600,425	7,714,116
Ser. 1994-42, Class FC, 3.67%, 10/25/2017	AAA	956,984	956,686
Ser. 1994-55, Class F, 4.22%, 12/25/2023	AAA	5,554,500	5,601,674
Ser. 1994-55, Class Z, 7.00%, 03/25/2024	AAA	4,682,394	4,722,480
Ser. 1994-59, Class FB, 4.22%, 03/25/2024	AAA	9,308,198	9,417,371
Ser. 1997-42, Class ZB, 6.50%, 08/18/2024	AAA	29,841,198	31,232,535
Ser. 1997-72, Class FC, 2.34%, 09/25/2023	AAA	1,454,208	1,459,988
Ser. 1997-85, Class PD, 5.00%, 05/18/2026	AAA	18,009,797	18,351,338
Ser. 1999-46, Class AZ, 6.00%, 11/18/2028	AAA	7,642,597	7,766,789
Ser. 1999-51, Class FJ, 2.44%, 10/25/2029	AAA	10,467,558	10,537,219
Ser. 1999-54, Class FH, 2.84%, 11/25/2029	AAA	8,302,783	8,317,499
Ser. 1999-7, Class D, 6.00%, 03/18/2028	AAA	8,337,128	8,549,503
Ser. 2001-25, Class A, 6.00%, 07/25/2027	AAA	15,485,488	15,841,439
Ser. 2001-31, Class A, 6.00%, 06/25/2027	AAA	9,509,797	9,722,201
Ser. 2001-38, Class FB, 2.34%, 08/25/2031	AAA	6,980,090	6,980,090
Ser. 2001-T10, Class A2, 7.50%, 12/25/2041	AAA	12,709,717	13,547,763
Ser. 2001-T12, Class A4, 6.66%, 08/25/2041	AAA	59,677,303	62,211,499
Ser. 2001-W3, Class A, 7.00%, 09/25/2041	AAA	9,140,035	9,540,688
Ser. 2002-13, Class FE, 2.74%, 02/27/2031	AAA	31,066,785	31,513,370
Ser. 2002-37, Class F, 2.64%, 11/25/2031	AAA	39,671,274	40,353,124
Ser. 2002-4, Class FD, 2.39%, 02/25/2032	AAA	32,032,721	32,262,956
Ser. G92-20, Class FB, 5.00%, 04/25/2022	AAA	5,266,212	5,364,857
Ser. G92-6, Class F, 4.73%, 08/25/2021	AAA	1,226,635	1,246,303
Ser. G92-61, Class FJ, 3.82%, 10/25/2022	AAA	6,375,471	6,414,330
Ser. G93-19, Class FD, 4.61%, 04/25/2023	AAA	7,490,739	7,438,567
GNMA:
Ser. 1996-6, Class ZA, 6.50%, 05/16/2026	AAA	3,823,195	3,850,928
Ser. 1998-19, Class C, 6.50%, 02/20/2021	AAA	26,270,000	27,304,665
Ser. 2002-29, Class FA, 2.19%, 05/20/2032	AAA	42,646,203	42,604,508
Ser. 2002-4, Class FB, 2.54%, 04/16/2029	AAA	1,579,476	1,575,622
Ser. 2002-45, Class FM, 2.34%, 07/16/2029	AAA	53,600,000	53,608,375
Total Collateralized Mortgage Obligations			1,088,826,369
MORTGAGE-BACKED SECURITIES - 62.3%
FHLMC:
2.74%, 03/15/2032	AAA	68,417,945	69,672,388
4.22%, 06/01/2029	AAA	233,921	236,403
4.41%, 02/01/2027	AAA	2,492,351	2,551,495
4.60%, 06/01/2030	AAA	14,143,658	14,306,079
4.66%, 05/15/2024	AAA	8,400,000	8,364,523
4.80%, 05/01/2025	AAA	257,817	264,457
4.875%, 01/01/2017	AAA	32,311	32,748
4.88%, 05/01/2022	AAA	354,580	356,785
4.99%, 07/01/2029	AAA	384,402	396,485

EVERGREEN
Adjustable Rate Fund
(formerly, Evergreen Select Adjustable Rate Fund)
Schedule of Investments (continued)
June 30, 2002

	Credit Rating(v)	Principal Amount	Value

MORTGAGE-BACKED SECURITIES - continued
FHLMC-continued
5.09%, 06/01/2017	AAA	$ 146,860	$ 149,496
5.21%, 07/01/2028	AAA	6,068,691	6,169,210
5.50%, 01/01/2007-04/01/2019	AAA	14,606,832	14,947,868
5.63%, 02/01/2032	AAA	18,755,212	19,343,793
5.65%, 03/01/2025	AAA	10,201,502	10,417,576
5.67%, 02/01/2030	AAA	7,015,758	7,296,241
5.71%, 06/01/2029 (h)	AAA	5,180,376	5,375,426
5.72%, 09/01/2031	AAA	6,006,193	6,237,098
5.75%, 08/01/2023	AAA	32,623	32,770
5.76%, 07/01/2031	AAA	5,324,526	5,482,797
5.79%, 07/01/2019	AAA	192,527	197,838
5.80%, 07/01/2031 (h)	AAA	14,210,212	14,709,435
5.83%, 04/01/2023	AAA	781,882	796,434
5.84%, 01/01/2019	AAA	290,966	297,642
5.85%, 10/01/2023	AAA	1,187,688	1,210,627
5.87%, 04/01/2020-11/01/2023	AAA	2,428,576	2,494,995
5.875%, 10/01/2023	AAA	887,320	905,906
5.88%, 08/01/2031	AAA	4,288,242	4,395,302
5.90%, 07/01/2030	AAA	3,414,074	3,550,762
5.91%, 06/01/2031	AAA	36,641,904	37,700,440
5.92%, 02/01/2025	AAA	2,622,899	2,726,149
5.96%, 03/01/2027	AAA	7,833,430	8,151,640
5.98%, 06/01/2025	AAA	362,716	371,894
5.99%, 04/01/2031	AAA	18,351,637	19,077,663
6.00%, 01/01/2007-12/01/2029	AAA	12,934,572	13,379,325
6.01%, 01/01/2027	AAA	5,638,370	5,850,506
6.02%, 03/01/2023	AAA	38,515	38,883
6.03%, 10/01/2021	AAA	1,454,285	1,504,176
6.05%, 08/01/2030-05/01/2032	AAA	45,615,599	46,872,903
6.07%, 04/01/2019	AAA	252,958	258,924
6.08%, 01/01/2022	AAA	92,518	95,621
6.09%, 04/01/2025-09/01/2025 (h)	AAA	19,737,765	20,565,908
6.10%, 10/01/2016	AAA	137,476	141,338
6.12%, 06/01/2024-01/01/2025	AAA	4,390,722	4,535,966
6.125%, 09/01/2025	AAA	7,174,946	7,454,657
6.14%, 01/01/2027	AAA	6,404,010	6,668,955
6.15%, 12/01/2018-06/01/2031	AAA	42,283,957	43,701,880
6.16%, 05/01/2032	AAA	21,872,042	22,637,563
6.17%, 03/01/2029	AAA	27,051,627	28,196,603
6.21%, 11/01/2026	AAA	4,282,322	4,433,372
6.22%, 07/01/2018	AAA	2,640,844	2,727,706
6.24%, 07/01/2017	AAA	734,087	752,172
6.26%, 06/01/2024-09/01/2026	AAA	7,623,323	7,829,315
6.28%, 04/01/2020	AAA	258,895	268,954
6.32%, 01/01/2029	AAA	9,839,018	10,218,673
6.35%, 04/01/2031	AAA	2,008,001	2,067,031
6.36%, 02/01/2028	AAA	168,205	173,457
6.37%, 03/01/2030-01/01/2031	AAA	20,779,641	21,637,019
6.39%, 09/01/2025	AAA	3,148,965	3,262,131
6.40%, 05/01/2032	AAA	8,662,894	9,006,703
6.41%, 01/01/2029	AAA	16,300,603	17,098,446
6.43%, 04/01/2032	AAA	23,736,159	24,633,683

EVERGREEN
Adjustable Rate Fund
(formerly, Evergreen Select Adjustable Rate Fund)
Schedule of Investments (continued)
June 30, 2002

	Credit Rating(v)	Principal Amount	Value

MORTGAGE-BACKED SECURITIES - continued
FHLMC-continued
6.45%, 10/01/2018	AAA	$ 166,596	$ 171,731
6.47%, 07/01/2023	AAA	655,841	665,670
6.48%, 12/01/2026-01/01/2030	AAA	12,207,245	12,710,427
6.50%, 01/01/2012-06/01/2019	AAA	11,138,033	11,667,645
6.51%, 09/01/2031	AAA	5,162,241	5,339,693
6.53%, 12/01/2027	AAA	7,794,327	8,037,900
6.55%, 05/01/2031	AAA	36,514,821	37,972,561
6.57%, 03/01/2027	AAA	9,796,484	10,129,937
6.58%, 07/01/2026-05/01/2031	AAA	11,246,777	11,679,316
6.61%, 04/01/2021-05/01/2025	AAA	6,408,417	6,644,596
6.625%, 06/01/2021	AAA	1,064,210	1,093,281
6.64%, 12/01/2028	AAA	2,579,916	2,715,852
6.69%, 02/01/2027	AAA	4,768,135	4,930,432
6.72%, 09/01/2030	AAA	3,494,703	3,636,263
6.74%, 09/01/2030	AAA	24,827,692	25,764,550
6.77%, 07/01/2028	AAA	4,256,224	4,413,172
6.78%, 05/01/2028	AAA	6,697,771	6,942,658
6.79%, 06/01/2019	AAA	3,501,180	3,638,765
6.83%, 08/01/2030	AAA	10,486,891	10,850,851
6.85%, 05/01/2031	AAA	1,902,196	1,998,682
6.86%, 02/01/2027 (h)	AAA	10,950,056	11,408,590
6.95%, 12/01/2025	AAA	1,543,570	1,603,745
6.97%, 02/01/2021	AAA	572,240	594,906
6.99%, 07/01/2027	AAA	1,109,748	1,159,227
7.00%, 08/01/2024	AAA	133,934	137,972
7.02%, 05/01/2020	AAA	20,171	21,001
7.06%, 12/01/2018-08/01/2029	AAA	9,203,769	9,695,428
7.11%, 03/01/2025	AAA	1,476,674	1,547,119
7.15%, 09/01/2028	AAA	2,241,014	2,340,910
7.19%, 02/01/2031	AAA	7,626,540	7,909,995
7.20%, 10/01/2029	AAA	4,750,949	4,923,171
7.22%, 01/01/2031	AAA	20,788,834	21,659,366
7.25%, 11/01/2008	AAA	1,954	1,965
7.27%, 04/01/2031	AAA	1,414,382	1,469,256
7.28%, 04/01/2029	AAA	4,956,010	5,173,596
7.29%, 05/01/2019	AAA	27,100	28,364
7.36%, 05/01/2031	AAA	2,695,460	2,797,489
7.37%, 09/01/2030	AAA	2,195,378	2,282,221
7.50%, 06/01/2016 (h)	AAA	1,645,549	1,737,083
7.55%, 05/01/2031	AAA	15,669,488	16,325,648
7.63%, 03/01/2018	AAA	286,124	296,792
7.65%, 04/01/2023	AAA	1,490,749	1,550,030
8.05%, 05/01/2026	AAA	1,464,918	1,526,489
8.15%, 05/01/2027	AAA	2,709,588	2,840,834
8.50%, 04/01/2022-03/01/2023	AAA	751,975	816,710
9.75%, 03/01/2016	AAA	214,231	234,039
10.50%, 04/01/2004-10/01/2005	AAA	26,190	27,077
FNMA:
0.00%, 07/15/2004 (n)	AAA	2,019,000	1,882,766
3.91%, 01/01/2018	AAA	4,218,853	4,256,222
3.94%, 06/01/2020	AAA	3,327,161	3,407,579
3.96%, 03/01/2018	AAA	9,552,206	9,777,434

EVERGREEN
Adjustable Rate Fund
(formerly, Evergreen Select Adjustable Rate Fund)
Schedule of Investments (continued)
June 30, 2002

	Credit Rating(v)	Principal Amount	Value

MORTGAGE-BACKED SECURITIES - continued
FNMA-continued
3.99%, 05/01/2041	AAA	$ 26,153,961	$ 26,495,323
4.03%, 02/01/2017	AAA	5,985,190	6,128,383
4.125%, 03/01/2018	AAA	220,424	223,671
4.19%, 06/01/2030-12/01/2040	AAA	90,952,781	92,488,732
4.25%, 01/01/2019	AAA	1,342,926	1,383,452
4.31%, 05/01/2040-10/01/2040	AAA	71,109,014	72,310,719
4.32%, 07/25/2023	AAA	8,569,494	8,629,441
4.34%, 01/01/2036	AAA	5,379,627	5,470,615
4.42%, 09/01/2028	AAA	5,433,127	5,522,870
4.48%, 03/01/2018	AAA	5,425,221	5,555,289
4.54%, 01/01/2036	AAA	2,648,094	2,693,324
4.55%, 02/01/2019	AAA	3,291,663	3,386,896
4.57%, 05/01/2020	AAA	7,151,697	7,270,924
4.65%, 04/01/2018	AAA	2,129,770	2,191,729
4.67%, 10/01/2030	AAA	2,940,831	2,993,558
4.74%, 03/01/2027	AAA	1,938,795	1,987,272
4.77%, 02/01/2031	AAA	979,922	1,002,631
4.81%, 03/01/2027	AAA	412,762	421,319
4.84%, 06/01/2034	AAA	5,714,836	5,820,020
4.89%, 03/01/2018	AAA	3,784,419	3,822,132
4.94%, 05/01/2036	AAA	622,837	643,747
4.97%, 05/01/2018-04/01/2038	AAA	2,405,962	2,440,730
5.00%, 01/01/2021	AAA	8,533,503	8,741,507
5.02%, 04/01/2019	AAA	12,216,977	12,431,374
5.24%, 07/01/2021	AAA	5,736,647	5,878,270
5.29%, 01/01/2032	AAA	4,979,383	5,053,598
5.40%, 07/01/2015-07/01/2029	AAA	1,815,657	1,866,064
5.45%, 08/01/2025	AAA	1,066,478	1,103,395
5.47%, 07/01/2027	AAA	11,294,141	11,711,544
5.49%, 07/01/2025	AAA	361,129	373,056
5.54%, 07/01/2027	AAA	288,383	293,209
5.55%, 12/01/2023	AAA	847,797	859,769
5.57%, 05/01/2034	AAA	10,677,501	10,924,282
5.59%, 03/01/2015-05/01/2032	AAA	14,527,550	15,022,927
5.63%, 09/01/2030	AAA	10,867,494	11,152,265
5.67%, 05/01/2032	AAA	9,890,326	10,035,589
5.72%, 02/01/2031	AAA	1,122,142	1,147,883
5.73%, 04/01/2028	AAA	2,992,138	3,091,347
5.76%, 02/01/2007	AAA	9,961,529	10,391,040
5.77%, 02/01/2017-06/01/2032	AAA	21,911,324	22,642,296
5.78%, 09/01/2021-05/01/2032	AAA	22,078,781	22,603,516
5.80%, 11/01/2024-06/01/2032	AAA	38,304,014	39,342,772
5.81%, 04/01/2028-04/01/2030	AAA	9,320,538	9,583,305
5.82%, 01/01/2023-12/01/2024	AAA	1,671,909	1,728,279
5.85%, 09/01/2021	AAA	3,578,482	3,665,846
5.86%, 06/01/2026-02/01/2031	AAA	7,748,018	7,946,455
5.89%, 05/01/2030	AAA	13,255,876	13,856,533
5.91%, 10/01/2017	AAA	220,669	224,494
5.92%, 09/01/2018	AAA	444,127	458,274
5.93%, 07/01/2021-04/01/2025	AAA	9,622,891	9,863,584
5.94%, 04/01/2037	AAA	6,889,244	7,149,081
5.98%, 04/01/2030-05/01/2030	AAA	18,951,555	19,545,817

EVERGREEN
Adjustable Rate Fund
(formerly, Evergreen Select Adjustable Rate Fund)
Schedule of Investments (continued)
June 30, 2002

	Credit Rating(v)	Principal Amount	Value

MORTGAGE-BACKED SECURITIES - continued
FNMA-continued
5.99%, 12/01/2017-01/01/2027	AAA	$ 9,105,611	$ 9,433,261
6.02%, 01/01/2025-03/01/2030	AAA	4,191,711	4,366,559
6.03%, 07/01/2028	AAA	7,359,658	7,712,994
6.05%, 06/01/2032	AAA	7,027,230	7,239,947
6.06%, 12/01/2026	AAA	406,442	422,428
6.08%, 02/01/2032	AAA	1,794,111	1,863,105
6.09%, 04/01/2028 (h)	AAA	3,200,302	3,320,315
6.11%, 05/01/2041	AAA	2,077,187	2,136,447
6.12%, 11/01/2017	AAA	2,334,917	2,393,404
6.15%, 05/01/2025	AAA	6,329,487	6,601,736
6.17%, 04/01/2018-05/01/2032	AAA	12,695,260	13,170,908
6.18%, 12/01/2021-07/01/2030	AAA	12,199,569	12,742,287
6.19%, 08/01/2028	AAA	14,340,754	14,857,945
6.20%, 11/01/2031	AAA	6,156,242	6,449,489
6.24%, 01/01/2032	AAA	5,456,538	5,624,117
6.25%, 09/01/2031	AAA	23,009,978	23,841,403
6.27%, 02/01/2026-09/01/2031	AAA	11,399,273	11,865,979
6.28%, 08/01/2031	AAA	5,810,895	6,027,390
6.30%, 12/01/2031	AAA	15,281,961	15,915,771
6.31%, 05/01/2018	AAA	527,689	545,531
6.36%, 07/01/2024	AAA	510,159	531,541
6.37%, 03/01/2006	AAA	3,757,605	3,980,713
6.38%, 08/01/2031	AAA	21,206,581	21,924,724
6.40%, 04/01/2024	AAA	380,225	394,752
6.41%, 11/01/2039	AAA	4,055,810	4,225,516
6.44%, 12/01/2039	AAA	26,688,203	27,753,408
6.45%, 03/01/2023-07/01/2031	AAA	18,917,071	19,693,536
6.46%, 08/01/2031-09/01/2031	AAA	53,288,479	55,461,977
6.47%, 09/01/2031	AAA	5,899,613	6,141,645
6.48%, 04/01/2031-12/01/2031	AAA	18,162,181	18,915,632
6.49%, 06/01/2024	AAA	143,188	149,161
6.50%, 11/01/2011-12/01/2031	AAA	47,081,824	48,669,105
6.52%, 10/01/2029	AAA	5,758,709	5,993,556
6.54%, 12/01/2024-05/01/2027	AAA	4,950,821	5,168,242
6.55%, 04/01/2030-06/01/2031	AAA	15,487,398	16,135,933
6.57%, 08/01/2029	AAA	8,037,472	8,329,513
6.58%, 08/01/2029-05/01/2030	AAA	6,044,459	6,293,799
6.60%, 02/01/2030	AAA	6,902,445	7,202,416
6.61%, 11/01/2031	AAA	3,594,425	3,772,593
6.65%, 07/01/2031	AAA	8,568,332	8,959,022
6.66%, 03/01/2031	AAA	9,522,069	9,920,805
6.69%, 03/01/2031	AAA	12,982,480	13,526,121
6.70%, 03/01/2031	AAA	2,169,844	2,254,566
6.72%, 09/01/2031	AAA	23,624,379	24,447,495
6.73%, 11/01/2021-11/01/2031	AAA	8,382,731	8,766,178
6.74%, 03/01/2030-08/01/2030	AAA	21,008,176	21,868,939
6.75%, 01/01/2017	AAA	3,513,961	3,647,207
6.76%, 02/01/2028	AAA	854,029	898,119
6.77%, 07/01/2027-11/01/2031	AAA	11,353,136	11,917,534
6.81%, 06/01/2031	AAA	1,508,683	1,551,586
6.83%, 09/01/2029	AAA	4,235,531	4,412,894

EVERGREEN
Adjustable Rate Fund
(formerly, Evergreen Select Adjustable Rate Fund)
Schedule of Investments (continued)
June 30, 2002

	Credit Rating(v)	Principal Amount	Value

MORTGAGE-BACKED SECURITIES - continued
FNMA-continued
6.84%, 01/01/2031	AAA	$ 10,572,146	$ 10,998,109
6.85%, 06/01/2027-12/01/2031	AAA	14,662,663	15,393,981
6.86%, 04/01/2028	AAA	5,322,622	5,545,507
6.87%, 10/01/2028-07/01/2030	AAA	20,770,845	21,799,012
6.88%, 09/01/2017-05/01/2028	AAA	7,475,768	7,787,330
6.89%, 12/01/2029-03/01/2031	AAA	2,485,475	2,594,759
6.90%, 03/01/2030	AAA	3,986,721	4,153,665
6.93%, 07/01/2023-08/01/2030	AAA	5,835,073	6,079,341
6.94%, 03/01/2025	AAA	383,560	404,368
6.95%, 11/01/2031	AAA	31,738,962	33,434,475
6.96%, 11/01/2031	AAA	13,200,069	13,936,344
7.00%, 10/01/2009-08/01/2017	AAA	7,895,501	8,344,256
7.02%, 01/01/2032	AAA	1,941,701	2,031,401
7.03%, 02/01/2029	AAA	39,188,164	40,841,415
7.06%, 12/01/2030	AAA	9,464,360	9,920,455
7.09%, 01/01/2027	AAA	3,054,755	3,191,209
7.11%, 05/01/2027	AAA	1,996,215	2,079,807
7.12%, 06/01/2019	AAA	76,199	78,600
7.13%, 04/01/2024	AAA	7,714,461	8,037,504
7.25%, 06/01/2028	AAA	1,299,446	1,350,917
7.30%, 09/01/2026	AAA	1,112,614	1,159,204
8.00%, 12/01/2026	AAA	2,786,979	2,982,909
8.50%, 04/01/2026-06/01/2030	AAA	2,400,703	2,590,370
9.00%, 06/01/2009-07/01/2030	AAA	3,905,143	4,266,654
9.27%, 02/01/2032	AAA	1,333,742	1,486,591
9.50%, 04/01/2005-05/01/2007	AAA	128,094	130,531
10.00%, 01/01/2021	AAA	1,186,245	1,334,870
10.50%, 11/01/2019	AAA	388,979	435,235
10.75%, 10/01/2012	AAA	168,940	188,119
11.00%, 01/01/2016-01/01/2018	AAA	298,446	340,392
12.50%, 07/01/2015	AAA	429,289	502,976
GNMA:
5.00%, TBA (tt)	AAA	50,000,000	50,851,563
5.00%, 01/20/2030	AAA	1,601,798	1,623,879
5.375%, 01/20/2016-01/20/2024	AAA	4,826,086	4,959,832
5.50%, 04/20/2032-06/20/2032	AAA	37,897,413	38,738,675
5.875%, 01/20/2022	AAA	72,368	74,720
6.375%, 05/20/2017-05/20/2026	AAA	26,512,323	27,058,767
6.50%, 11/20/2031	AAA	18,910,664	19,272,269
6.625%, 10/20/2015-10/20/2027	AAA	57,620,857	59,468,594
6.75%, 08/20/2015-08/20/2024	AAA	8,662,735	8,954,789
7.25%, 07/20/2022	AAA	123,167	127,170
7.50%, 02/20/2023-11/20/2023	AAA	382,193	405,325
7.89%, 10/20/2022	AAA	10,124,099	10,794,504
8.375%, 10/15/2020	AAA	6,508,100	7,068,028
9.00%, 05/15/2016-01/20/2025	AAA	2,721,187	3,002,812
9.50%, 08/15/2018-12/15/2021	AAA	2,564,409	2,872,894
10.25%, 11/15/2029	AAA	2,520,796	2,733,321
Total Mortgage-Backed Securities			2,373,106,081

EVERGREEN
Adjustable Rate Fund
(formerly, Evergreen Select Adjustable Rate Fund)
Schedule of Investments (continued)
June 30, 2002

	Credit Rating(v)	Principal Amount	Value

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 4.1%
SLMA, FRN:
2.44%, 01/25/2014	AAA	$18,250,000	$ 18,376,033
2.46%, 10/25/2010	AAA	68,300,000	69,053,595
2.47%, 10/25/2011	AAA	70,000,000	70,771,820
Total U.S. Government & Agency Obligations			158,201,448
U.S. TREASURY OBLIGATIONS - 0.1%
U.S. Treasury Notes, 4.25%, 01/15/2010	AAA	2,670,200	2,898,419

		Shares	Value

SHORT-TERM INVESTMENTS - 4.7%
MUTUAL FUND SHARES - 4.7%
Evergreen Institutional Money Market Fund (o) (t)		177,474,493	177,474,493
Total Investments - (cost $3,775,263,608) - 99.8%			3,800,506,810
Other Assets and Liabilities - 0.2%			8,959,786
Net Assets - 100.0%			$ 3,809,466,596

See Combined Notes to Schedules of Investments.

EVERGREEN
Limited Duration Fund
(formerly, Evergreen Select Limited Duration Fund)
Schedule of Investments
June 30, 2002

	Credit Rating(v)	Principal Amount	Value

ASSET-BACKED SECURITIES - 7.4%
American Airlines, Inc. Pass Through Trust, Ser. 1999-1, Class C, 7.15%, 10/15/2004	BBB+	$ 3,650,000	$ 3,719,478
Associates Auto Receivables Trust, Ser. 2000-2, Class A4, 6.90%, 08/15/2005	AA	4,000,000	4,219,862
Capital One Auto Finance Trust, Ser. 2002-A, Class A4, 4.79%, 01/15/2009	AAA	5,000,000	5,112,102
Chase Credit Card Owner Trust, Ser. 1999-3, Class A, 6.66%, 01/15/2007	AAA	5,000,000	5,349,093
CIT Group Home Equity Loan Trust, Ser. 2002-1, Class AF1B, 3.48%, 02/25/2017	AAA	3,636,390	3,655,347
CIT Receivables Trust, Ser. 1995-B, Class A, 6.50%, 04/15/2011	AAA	30,753	31,278
Contimortgage Home Equity Loan Trust, 6.48%, 07/25/2023	AAA	5,000,000	5,126,076
Continental Airlines, Inc., Ser. 97CI, 7.42%, 04/01/2007	BBB+	3,738,197	3,565,453
Empire Funding Home Loan Trust, 7.43%, 06/25/2024	A	3,977,078	4,157,728
MBNA Master Credit Card Trust, Ser. 1996-J, Class A, 5.14%, 02/15/2006	AAA	760,000	761,189
Prudential Financial Asset Funding Corp., Ser. 1993-8, Class A, 5.77%, 11/15/2014	AAA	65,480	66,492
Residential Funding Mtge., Inc., 4.86%, 06/25/2032	AAA	5,000,000	5,054,688
SLMA, Ser. 1997-1, Class A1, 5.65%, 10/25/2005	AAA	41,265	41,324
Total Asset-Backed Securities			40,860,110
COLLATERALIZED MORTGAGE OBLIGATIONS - 13.7%
Banc America, Inc., Ser. 2001-7, 2.72%, 09/15/2032	A	3,500,000	3,423,437
Bank America Mtge. Securities, Inc., Ser. 2002-E, Class A1, 4.60%, 01/27/2006 (h)	AAA	3,790,377	3,878,029
Commerce 2000, Ser. 2000-FL1A, Class H, 6.43%, 12/16/2011 144A	BBB	3,520,000	3,518,811
Credit Suisse First Boston Mtge. Securities Corp.:
Ser. 2001-CP4, Class A1, 5.26%, 12/15/2035	AAA	3,213,269	3,306,225
Ser. 2002-FL1, Class C, 3.14%, 01/11/2010 (h)	AAA	2,867,000	2,872,375
Deutsche Mtge. & Asset Receiving Corp., Ser. 1998-C1, Class A1, 6.22%, 09/15/2007	AAA	1,778,981	1,866,284
FHLMC:
Ser. 1916, Class PB, 6.50%, 08/15/2011	AAA	2,512,360	2,609,717
Ser. 2052, Class PT, 6.00%, 12/15/2009	AAA	660,919	674,249
Ser. 2314, Class CA, 5.65%, 11/15/2024	AAA	3,922,982	4,005,279
Ser. 2372, Class NL, 6.00%, 11/15/2031 (h)	AAA	4,000,000	4,017,326
Ser. 2418, Class CT, 5.75%, 12/15/2012	AAA	3,386,052	3,418,906
Ser. 2450, Class CB, 5.25%, 05/25/2032	AAA	4,721,893	4,716,394
FNMA:
Ser. 1999-7, Class D, 6.00%, 03/18/2028	AAA	3,345,876	3,431,106
Ser. 2002-W1, Class 1A1, 3.42%, 09/25/2027	AAA	3,592,459	3,602,213
GE Capital Mtge. Svcs., Inc., Ser. 1999-3, Class M, 6.50%, 05/25/2029	AAA	1,080,670	1,106,363
GMAC, Ser. 1999-FL1, Class E, 3.54%, 10/15/2009 144A	BBB+	595,205	595,205
GMAC Mtge. Corp. Loan Trust, Ser. 1999-J1, Class B1, 6.75%, 08/25/2029	AAA	1,393,136	1,448,047
Greenwich Capital Acceptance, Inc., Ser. 2001-Z, 6.36%, 06/14/2006 144A (h)	AAA	2,976,461	3,020,178
JP Morgan Chase Comml. Mtge. Securities, Ser. 2002-FL1, Class C, 3.14%, 02/14/2014 144A	A	3,998,762	4,001,254
Midland Realty Acceptance Corp., Ser. 1996-C2, Class A2, 7.23%, 01/25/2029	AAA	3,450,000	3,731,666
Morgan Stanley Capital I, Inc.:
Ser. 2001-TOP5, Class A1, 5.02%, 10/15/2035	AAA	3,794,345	3,885,886
Ser. 1997-ALIC, Class B, 6.71%, 01/15/2006	AAA	2,500,000	2,678,485

EVERGREEN
Limited Duration Fund
(formerly, Evergreen Select Limited Duration Fund)
Schedule of Investments (continued)
June 30, 2002

	Credit Rating(v)	Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS - continued
PNC Mtge. Securities Corp., Ser. 1998-12, Class CB1, 6.75%, 07/01/2002	AAA	$ 1,432,716	$ 1,487,267
SASCO Comml. Mtge. Trust, Ser. 1999-C3, Class H, 5.33%, 10/21/2013 144A	AAA	3,808,868	3,813,523
Washington Mutual, Ser. 2002-AR4, Class A2A, 3.00%, 04/25/2032	AAA	4,356,832	4,397,397
Total Collateralized Mortgage Obligations			75,505,622
CORPORATE BONDS - 55.1%
CONSUMER DISCRETIONARY - 3.9%
Automobiles - 0.7%
Daimler Chrysler, 7.40%, 01/20/2005	BBB+	3,500,000	3,702,706
Household Durables - 1.0%
Sony Corp., 6.12%, 03/04/2003	A+	5,500,000	5,635,185
Media - 2.2%
Turner Broadcasting Systems, Inc., 7.40%, 02/01/2004	BBB+	4,000,000	4,140,684
Viacom, Inc., 6.75%, 01/15/2003	A-	4,000,000	4,085,772
Walt Disney Co., 4.87%, 07/02/2004	A-	4,000,000	4,089,460
12,315,916
CONSUMER STAPLES - 5.0%
Beverages - 1.3%
Coca Cola Co., 4.00%, 06/01/2005	A+	4,000,000	4,042,604
Pepsi Bottling Holdings, Inc., 5.37%, 02/17/2004 144A	A	3,000,000	3,102,555
7,145,159
Food & Drug Retailing - 0.9%
American Stores Co., Ser. A, 7.20%, 06/09/2003	BBB+	5,000,000	5,195,425
Food Products - 1.5%
Kellogg Co., 5.50%, 04/01/2003	BBB	8,020,000	8,167,897
Personal Products - 0.7%
Gillette Co., 4.00%, 06/30/2005 144A	AA-	4,000,000	4,041,680
Tobacco - 0.6%
Philip Morris Companies, Inc., 7.25%, 01/15/2003	A-	3,000,000	3,068,988
ENERGY - 2.8%
Oil & Gas - 2.8%
BP Capital Markets Plc, 4.62%, 05/27/2005	AA+	5,000,000	5,139,545
Oryx Energy Co., 8.00%, 10/15/2003	BBB	3,500,000	3,685,916
Phillips Petroleum Co.:
6.65%, 03/01/2003	BBB+	1,000,000	1,024,662
8.50%, 05/25/2005	BBB+	4,825,000	5,396,449
15,246,572
FINANCIALS - 25.0%
Banks - 8.9%
Bank One Corp., 5.62%, 02/17/2004	A	3,500,000	3,626,053
Capital One Bank, 8.25%, 06/15/2005	BBB-	3,500,000	3,653,023
Chase Manhattan Corp., 7.87%, 07/15/2006	A+	3,500,000	3,855,796
Fifth Third Bank, 6.75%, 07/15/2005	A+	4,500,000	4,877,262
Keycorp, FRN, 2.15%, 08/30/2004	A-	5,000,000	4,999,500
Mellon Financial Co.:
5.75%, 11/15/2003	A+	3,000,000	3,117,018
6.00%, 03/01/2004	A+	1,797,000	1,882,223

EVERGREEN
Limited Duration Fund
(formerly, Evergreen Select Limited Duration Fund)
Schedule of Investments (continued)
June 30, 2002

	Credit Rating(v)	Principal Amount	Value

CORPORATE BONDS - continued
FINANCIALS - continued
Banks - continued
NationsBank Corp., 6.12%, 07/15/2004	A+	$ 3,500,000	$ 3,671,997
Norwest Corp., 6.62%, 03/15/2003	A	5,000,000	5,153,765
PNC Funding Corp., 7.00%, 09/01/2004	A-	3,500,000	3,729,208
Popular, Inc., FRN, 3.63%, 10/15/2003	BBB+	3,500,000	3,541,097
Southtrust Corp., 7.00%, 05/15/2003	BBB+	3,500,000	3,627,053
U.S. Bancorp, 2.46%, 02/03/2003	A	3,400,000	3,403,135
49,137,130
Diversified Financials - 12.1%
Bear Stearns Companies, Inc., MTN, 7.33%, 10/28/2004	A	3,500,000	3,747,145
Country Home Loan, Inc., 6.85%, 06/15/2004	A	4,410,000	4,666,887
GMAC:
6.75%, 12/10/2002	BBB+	2,150,000	2,192,383
7.62%, 06/15/2004	BBB+	3,500,000	3,704,568
Goldman Sachs Group, Inc., 7.62%, 08/17/2005	A+	4,000,000	4,386,692
Heller Financial, Inc., 7.87%, 05/15/2003	AAA	5,000,000	5,237,520
Household Finance Corp., 7.25%, 05/15/2006	A+	3,500,000	3,684,068
International Lease Finance Corp., 3.32%, 10/18/2004	A	3,500,000	3,505,943
MBNA Corp., 6.15%, 10/01/2003	BBB	3,500,000	3,611,619
Merrill Lynch & Co., Ser. B, 4.54%, 03/08/2005	AA-	4,000,000	4,052,280
Morgan Stanley, 5.66%, 08/07/2003	AA-	5,000,000	5,009,945
Nisource Finance Corp., 7.50%, 11/15/2003	BBB	5,000,000	4,997,990
Paine Webber Group, Inc., 6.37%, 05/15/2004	AA+	5,000,000	5,292,295
Salomon Brothers Mtge., Inc., 2.69%, 11/15/2029	AA	4,000,000	4,034,832
Textron Financial Corp. MTN, Ser. D, 7.18%, 10/15/2002 144A	A-	3,500,000	3,550,663
USAA Capital Corp., 7.41%, 06/30/2003 144A	AAA	5,000,000	5,239,230
66,914,060
Insurance - 1.7%
American General Financial Corp., 6.75%, 11/15/2004	A+	3,500,000	3,732,288
St. Paul Companies, Inc., 7.87%, 04/15/2005	A-	5,000,000	5,394,855
9,127,143
Real Estate - 2.3%
Avalon Bay Communities, Inc., 6.50%, 07/15/2003 REIT	BBB+	3,500,000	3,613,684
EOP Operating LP:
6.50%, 01/15/2004	BBB+	2,500,000	2,588,815
6.50%, 06/15/2004, 144A	BBB+	2,500,000	2,598,692
Spieker Properties, LP, 6.90%, 01/15/2004 REIT	BBB+	3,703,000	3,859,996
12,661,187
HEALTH CARE - 0.9%
Health Care Providers & Services - 0.9%
Cardinal Health, Inc., 6.50%, 02/15/2004	A	4,450,000	4,692,343
INDUSTRIALS - 4.3%
Aerospace & Defense - 2.0%
Northrop Grumman Corp., 8.62%, 10/15/2004	BBB-	3,500,000	3,786,408
Raytheon Co., 5.70%, 11/01/2003	BBB-	3,235,000	3,312,359
United Technologies Corp., 6.62%, 11/15/2004	A+	3,500,000	3,736,519
10,835,286

EVERGREEN
Limited Duration Fund
(formerly, Evergreen Select Limited Duration Fund)
Schedule of Investments (continued)
June 30, 2002

	Credit Rating(v)	Principal Amount	Value

CORPORATE BONDS - continued
INDUSTRIALS - continued
Airlines - 1.7%
Continental Airlines, 6.41%, 04/15/2007	A	$ 2,321,997	$ 2,321,414
Northwest Airlines, Inc.:
Class C, 8.30%, 09/01/2010	BBB	2,147,751	2,076,176
Ser. 01-C, 7.62%, 04/01/2010	BBB+	2,500,000	2,421,909
Southwest Airlines Co., 8.70%, 07/01/2011	A+	2,177,725	2,472,872
9,292,371
Electrical Equipment - 0.4%
Conectiv, Inc., 5.30%, 06/01/2005 144A	BBB+	2,500,000	2,520,080
Industrial Conglomerates - 0.2%
Tyco International Group SA, 6.87%, 09/05/2002	BBB-	1,000,000	970,432
INFORMATION TECHNOLOGY - 3.0%
Computers & Peripherals - 0.9%
Sun Microsystems, Inc., 7.00%, 08/15/2002	BBB+	5,015,000	5,033,159
Semiconductor Equipment & Products - 1.0%
Texas Instruments, Inc., 7.00%, 08/15/2004	A	5,000,000	5,309,670
Software - 1.1%
Aristar, Inc., 7.37%, 09/01/2004	A-	3,500,000	3,755,084
Oracle Corp., 6.72%, 02/15/2004	A-	2,145,000	2,253,217
6,008,301
MATERIALS - 0.5%
Metals & Mining - 0.5%
Alcoa, Inc., 2.17%, 12/06/2004	A+	2,750,000	2,753,685
TELECOMMUNICATION SERVICES - 5.4%
Diversified Telecommunication Services - 4.5%
Alltel Corp., 7.25%, 04/01/2004	A	5,000,000	5,234,845
Clear Channel Communications, 7.25%, 09/15/2003	BBB-	4,500,000	4,619,133
Comcast Cable Communications, 8.12%, 05/01/2004	BBB	5,000,000	5,178,345
Cox Communications, Inc., 6.15%, 08/01/2003	BBB	2,800,000	2,824,293
GTE North, Inc., 6.00%, 01/15/2004	A+	3,500,000	3,602,900
United Telecommunications, 9.50%, 04/01/2003	BBB-	3,000,000	3,140,409
24,599,925
Wireless Telecommunications Services - 0.9%
Airtouch Communications, Inc., 7.00%, 10/01/2003	A	5,000,000	5,231,280
UTILITIES - 4.3%
Electric Utilities - 3.3%
Dominion Resources, Inc., 6.00%, 01/31/2003	BBB+	5,500,000	5,584,546
Niagara Mohawk Power Corp., 5.87%, 09/01/2002	A+	5,000,000	5,022,270
Pennsylvania Electric Co., Ser. A, 5.75%, 04/01/2004	BBB	3,500,000	3,591,549
Progress Energy, Inc., 6.55%, 03/01/2004	BBB	4,000,000	4,168,236
18,366,601
Gas Utilities - 1.0%
Coastal Corp.:
6.20%, 05/15/2004	BBB	5,000,000	4,968,710
8.12%, 09/15/2002	BBB	590,000	591,488
5,560,198
Total Corporate Bonds			303,532,379

EVERGREEN
Limited Duration Fund
(formerly, Evergreen Select Limited Duration Fund)
Schedule of Investments (continued)
June 30, 2002

	Credit Rating(v)	Principal Amount	Value

MORTGAGE-BACKED SECURITIES - 4.3%
FFCB, 5.12%, 03/06/2006	AAA	$2,000,000	$ 2,080,512
FHLMC:
4.25%, 06/15/2005	AAA	7,000,000	7,146,895
6.50%, 07/01/2004-09/01/2008	AAA	2,880,760	2,988,811
FNMA:
3.50%, 09/15/2004	AAA	2,000,000	2,014,314
5.50%, 01/25/2022	AAA	5,000,000	5,126,657
6.50%, 09/01/2005-06/25/2027	AAA	2,237,624	2,290,498
GNMA:
6.50%, 12/15/2008-10/15/2010	AAA	423,115	445,820
8.00%, 08/15/2007	AAA	1,740	1,854
8.50%, 06/20/2005-09/20/2005	AAA	86,168	90,521
9.00%, 09/15/2003-08/15/2022	AAA	536,761	588,472
9.50%, 07/15/2002	AAA	677	682
10.00%, 01/20/2003-03/20/2004	AAA	1,667	1,733
14.00%, 02/15/2012-06/15/2012	AAA	529,775	638,909
Total Mortgage-Backed Securities			23,415,678
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 13.0%
FNMA, 6.00%, 12/15/2005	AAA	15,000,000	16,029,810
FHLB:
2.27%, 04/02/2004	AAA	5,000,000	5,001,905
3.87%, 12/15/2004	AAA	3,500,000	3,544,100
4.12%, 01/14/2005	AAA	8,500,000	8,645,452
7.88%, 08/27/2003	AAA	200,000	201,490
FHLMC:
3.87%, 02/15/2005	AAA	20,000,000	20,237,380
5.25%, 01/15/2006	AAA	17,000,000	17,739,211
Total U.S. Government & Agency Obligations			71,399,348
U.S. TREASURY OBLIGATIONS - 3.7%
U.S. Treasury Notes:
3.25%, 05/31/2004	AAA	12,000,000	12,095,628
5.87%, 11/15/2004	AAA	2,500,000	2,657,815
7.50%, 02/15/2005	AAA	5,000,000	5,536,720
Total U.S. Treasury Obligations			20,290,163

		Shares	Value

SHORT-TERM INVESTMENTS - 1.6%
COMMERCIAL PAPER - 0.9%
Energy Equipment & Services - 0.9%
Progress Energy Corp., 2.20%, 07/12/2002		5,000,000	4,996,639
MUTUAL FUND SHARES - 0.7%
Evergreen Institutional Money Market Fund (o)		3,998,298	3,998,298
Total Short-Term Investments			8,994,937
Total Investments - (cost $535,199,089) - 98.8%			543,998,237
Other Assets and Liabilities - 1.2%			6,577,218
Net Assets - 100.0%			$ 550,575,455

See Combined Notes to Schedules of Investments.

EVERGREEN
Short Intermediate Bond Fund
(formerly, Evergreen Fixed Income Fund)
Schedule of Investments
June 30, 2002

	Credit Rating(v)	Principal Amount	Value

ASSET-BACKED SECURITIES - 3.2%
Chase Manhattan Auto Owner Trust, Ser. 2001-A, Class A4, 5.07%, 02/15/2008	AAA	$ 1,500,000	$ 1,553,637
CIT Equipment Collateral Trust, Ser. 2001-1, Class A2, 5.02%, 04/20/2003	AAA	118,242	118,588
DaimlerChrysler Auto Trust, Ser. 2001-B, Class A4, 5.32%, 09/06/2006	AAA	1,345,000	1,398,956
Discover Card Master Trust I, Ser. 1998-7, Class A, 5.60%, 05/16/2006	AAA	1,135,000	1,179,834
Distribution Finl. Svcs. Trust: Ser. 1999-1, Class A5, 5.97%, 08/15/2013	AAA	1,475,000	1,529,554
Empire Funding Home Loan Owner Trust, Ser. 1998-1, Class A4, 6.26%, 12/25/2012	Aaa	1,141,017	1,168,037
Equifax Credit Corp. Home Equity Loan Trust, Ser. 1994-1, Class B, 5.75%, 03/15/2009	AAA	8	8
Ford Credit Auto Owner Trust, Ser. 2000-G, Class A4, 6.62%, 07/15/2004	AAA	1,000,000	1,024,541
Fund America Investors Corp., Ser. 1993-A, Class A5, 5.21%, 06/25/2023	AAA	3,455,686	3,536,988
GE Capital Mtge. Funding Corp. II, Ser. 1999-HE3, Class A3, 7.11%, 07/25/2014	Aaa	1,158,170	1,169,863
HFC Home Equity Loan Trust, Ser. 1999-1, Class A2, 6.95%, 10/20/2023	Aaa	629,727	631,520
MBNA Master Credit Card Trust:
Ser. 1996-J, Class A, 1.99%, 02/15/2006	AAA	3,000,000	3,004,695
Ser. 1998-J, Class A, 5.25%, 02/15/2006	AAA	500,000	516,401
Ser. 1999-J, Class A, 7.00%, 02/15/2012	AAA	7,485,000	8,314,325
Metlife Capital Equipment Loan Trust, Ser. 1997-A, Class A, 6.85%, 05/20/2008	AAA	718,075	743,119
Morgan Stanley Co., Inc., 5.86%, 03/01/2007 TRACERS 144A (k)	A-	1,800,000	1,835,489
Prudential Securities Secured Financing Corp., Ser. 1994-4, Class A1,
8.12%, 02/15/2025	AAA	2,377,657	2,524,796
West Penn Funding LLC, Ser. 1999-A, Class A2, 6.63%, 12/26/2005	AAA	270,036	279,611
Total Asset-Backed Securities			30,529,962
COLLATERALIZED MORTGAGE OBLIGATIONS - 13.5%
Asset Securitization Corp., Ser. 97-D4, Class A-1D, 7.49%, 04/14/2029	AAA	5,250,000	5,796,280
Citicorp Mtge. Securities, Inc., Ser. 1992-18, Class A1, 5.78%, 11/25/2022	AAA	2,976,296	3,036,169
Comml. Mtge. Asset Trust, Ser. 1999 C2 Class A1, 7.28%, 12/17/2007	AAA	5,807,136	6,254,214
DLJ Mtge. Acceptance Corp., Ser. 1991-3, Class A1, 5.77%, 02/20/2021	AAA	940,585	949,603
FHLMC:
Ser. 1634, Class PH, 6.00%, 11/15/2022	AAA	7,300,000	7,656,969
Ser. 1935, Class FL, 2.57%, 02/15/2027	AAA	267,383	267,562
Ser. 2366, Class MG, 6.00%, 12/15/2014	AAA	8,505,000	8,720,092
Ser. 2370, Class PE, 6.00%, 10/01/2031	AAA	8,025,000	8,229,238
Ser. 2416, Class PC, 6.00%, 09/15/2014	AAA	415,000	433,620
Ser. 2419, Class DW, 5.50%, 08/15/2011	AAA	2,420,000	2,506,147
Ser. 2441, Class MC, 6.50%, 01/15/2031	AAA	4,015,000	4,090,090
Ser. 2448, Class QM, 6.50%, 05/15/2031 (h)	AAA	2,620,000	2,673,513
Ser. 2463, Class CE, 6.00%, 06/15/2017	AAA	10,062,000	10,154,570
FNMA:
Ser. 1993-114, Class G, 6.50%, 11/25/2007	AAA	7,375,000	7,607,189
Ser. 1993-210, Class PH, 6.25%, 10/25/2022	AAA	9,265,000	9,719,509
Ser. 1998-W8, Class A4, 6.02%, 09/25/2028	AAA	6,713,462	6,862,928
Ser. 2001-67, Class PC, 6.00%, 06/25/2026	AAA	4,260,000	4,360,159
Ser. 2001-T12, Class A2, 7.50%, 08/25/2041	AAA	2,344,799	2,489,039
Ser. 2002, Class MB, 6.00%, 09/25/2014	AAA	600,000	618,480
Ser. 2002-27, Class QC, 6.00%, 04/25/2032	AAA	8,760,000	9,002,674
Ser. 2002-7, Class TC, 5.75%, 02/01/2014	AAA	790,000	818,946
Ser. 2002-9, Class PB, 6.00%, 11/25/2014	AAA	3,010,000	3,091,544
Ser. 2002-9, Class PC, 6.00%, 03/25/2017	AAA	10,165,000	10,282,343
Ser. 2002-T1, Class A3, 7.50%, 11/25/2031	AAA	2,108,697	2,215,766

EVERGREEN
Short Intermediate Bond Fund
(formerly, Evergreen Fixed Income Fund)
Schedule of Investments (continued)
June 30, 2002

	Credit Rating(v)	Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Glendale Federal Bank:
Ser. 1990-1, Class A, 5.59%, 10/25/2029	AA+	$2,290,655	$ 2,292,384
Ser. 1990-3, Class A1, 3.92%, 03/25/2030	AA	789,417	805,429
LB-UBS Comml. Mtge. Trust, Ser. 2000-C4, Class A1, 7.18%, 09/15/2009	AAA	815,635	882,167
Morgan Stanley Dean Witter, Ser. 2002-IQ, Class A3, 5.52%, 08/15/2011	AAA	4,600,000	4,602,760
Nomura Asset Securities Corp., Ser. 1998-D, Class ACS1, 1.91%, 03/15/2030	AAA	821,395	2,248
Perpetual Savings Bank, Ser. 1990-1, Class 1, 6.15%, 04/01/2020	Aaa	1,929,880	1,966,692
Residential Asset Mtge. Products, Inc., Ser. 2002-RZ1, Class A2, 4.30%, 04/25/2023	AAA	1,210,000	1,223,149
Total Collateralized Mortgage Obligations			129,611,473
CORPORATE BONDS - 41.8%
CONSUMER DISCRETIONARY - 5.5%
Automobiles - 1.4%
DaimlerChrysler Holdings Corp., 7.30%, 01/15/2012	BBB+	6,085,000	6,384,832
General Motors Corp., 7.20%, 01/15/2011	BBB+	6,800,000	6,936,252
13,321,084
Media - 1.3%
AOL Time Warner, Inc., 6.125%, 04/15/2006	BBB+	5,960,000	5,797,846
Comcast Cable Communications Corp., 6.75%, 01/30/2011	BBB	3,800,000	3,399,419
Walt Disney Co., 6.75%, 03/30/2006	A-	3,250,000	3,456,112
12,653,377
Multi-line Retail - 2.5%
May Department Stores Co., 7.15%, 08/15/2004	A+	6,630,000	7,096,248
Target Corp., 7.50%, 02/15/2005	A+	8,750,000	9,564,923
Wal-Mart Stores, Inc., 6.875%, 08/10/2009	AA	6,500,000	7,150,234
23,811,405
Textiles & Apparel - 0.3%
Nike, Inc., 5.50%, 08/15/2006	A	3,000,000	3,080,247
CONSUMER STAPLES - 2.0%
Beverages - 1.6%
Anheuser-Busch Companies, Inc., 5.625%, 10/01/2010	A+	4,250,000	4,272,100
Coca Cola Enterprises, Inc., 5.75%, 11/01/2008	A	750,000	773,945
Coors Brewing Co., 6.375%, 05/15/2012 144A	BBB+	6,000,000	6,185,268
Pepsi Bottling Group, Inc., 5.625%, 02/17/2009 144A	A	3,975,000	4,044,543
15,275,856
Food & Drug Retailing - 0.3%
Safeway, Inc., 7.00%, 09/15/2002	BBB	2,425,000	2,446,211
Food Products - 0.0%
CPC International, Inc., 6.15%, 01/15/2006	A+	375,000	396,394
Personal Products - 0.1%
Avon Products, Inc., 6.90%, 11/15/2004	A	1,000,000	1,069,462
ENERGY - 1.2%
Oil & Gas - 1.2%
Amerada Hess Corp., 5.90%, 08/15/2006	BBB	5,175,000	5,337,298
Conoco, Inc., 5.45%, 10/15/2006	BBB+	5,900,000	6,049,872
11,387,170

EVERGREEN
Short Intermediate Bond Fund
(formerly, Evergreen Fixed Income Fund)
Schedule of Investments (continued)
June 30, 2002

	Credit Rating(v)	Principal Amount	Value

CORPORATE BONDS - continued
FINANCIALS - 23.8%
Banks - 5.9%
Bank of America Corp., 7.125%, 09/15/2006	A+	$ 2,000,000	$ 2,184,924
Bank of New York, 7.30%, 12/01/2009	A	7,000,000	7,738,591
Credit Suisse First Boston Corp., FRN, 2.10%, 08/25/2003	AA-	2,000,000	2,001,994
Fleet Credit Card LLC, 7.00%, 08/01/2003	A	2,000,000	2,087,426
National City Corp., 6.625%, 03/01/2004	A-	8,000,000	8,425,960
NationsBank Corp., 6.875%, 02/15/2005	A	1,800,000	1,925,840
Norwest Corp., 6.20%, 12/01/2005	A+	3,000,000	3,173,469
PNC Funding Corp.:
5.75%, 08/01/2006	A-	5,000,000	5,158,375
6.125%, 02/15/2009	BBB+	3,400,000	3,435,319
SunTrust Banks, Inc., 6.375%, 04/01/2011	A+	6,375,000	6,639,084
Union Planters Bank National Association, 6.50%, 03/15/2008	BBB	1,000,000	1,007,196
Washington Mutual, Inc.:
5.625%, 01/15/2007	BBB+	1,000,000	1,013,845
6.875%, 06/15/2011	BBB+	6,850,000	7,210,153
Wells Fargo & Co., 6.875%, 04/01/2006	A	4,400,000	4,748,669
56,750,845
Diversified Financials - 14.6%
Alliance Capital Management LP, 5.625%, 08/15/2006	A+	8,350,000	8,564,904
American Express Co., 5.50%, 09/12/2006	A+	6,350,000	6,575,901
American Express Credit Corp., Sr. Disc. Note, Step Bond, 7.45%, 08/10/2005 †	A+	2,000,000	2,213,038
American General Finance Corp., 5.91%, 06/12/2006	A+	1,000,000	1,038,010
Associates Corporation of North America, 5.75%, 11/01/2003	AA-	4,000,000	4,157,484
Boeing Capital Corp., 6.10%, 03/01/2011	A+	1,500,000	1,531,984
Caterpillar Financial Services, 5.33%, 08/30/2004	A+	8,000,000	8,298,328
Citigroup, Inc., 6.75%, 12/01/2005	AA-	950,000	1,022,038
Ford Motor Credit Co.:
7.20%, 06/15/2007	BBB+	1,000,000	1,027,890
7.375%, 10/28/2009	BBB+	11,105,000	11,515,363
7.60%, 08/01/2005	BBB+	2,000,000	2,101,228
FPL Group Capital, Inc., 7.375%, 06/01/2009	A-	4,000,000	4,273,364
Franchise Finance Corporation of America, 7.875%, 11/30/2005	AAA	6,500,000	7,339,943
General Electric Capital Corp., MTN, 5.375%, 03/15/2007	AAA	750,000	767,846
GMAC:
6.38%, 01/30/2004	BBB+	2,000,000	2,072,944
6.75%, 12/10/2002	BBB+	5,000,000	5,098,565
6.875%, 09/15/2011	BBB+	2,550,000	2,535,947
Golden West Financial Corp., 5.50%, 08/08/2006	A	3,300,000	3,354,780
Goldman Sachs & Co., Inc., 7.35%, 10/01/2009	A+	790,000	846,145
Household Finance Corp.:
5.75%, 01/30/2007	A	1,250,000	1,237,651
5.875%, 09/25/2004	A	4,685,000	4,820,650
6.125%, 07/15/2002	A	1,000,000	1,001,206
6.40%, 06/17/2008	A	5,000,000	5,022,110
International Lease Finance Corp.:
5.35%, 05/03/2004	AA-	4,000,000	4,116,168
5.50%, 06/07/2004	AA-	700,000	721,882
5.54%, 03/21/2005	AA-	750,000	773,076
5.95%, 06/06/2005	AA-	8,000,000	8,320,376

EVERGREEN
Short Intermediate Bond Fund
(formerly, Evergreen Fixed Income Fund)
Schedule of Investments (continued)
June 30, 2002

	Credit Rating(v)	Principal Amount	Value

CORPORATE BONDS - continued
FINANCIALS - continued
Diversified Financials - continued
Legg Mason, Inc., 6.75%, 07/02/2008	BBB	$ 5,800,000	$6,136,620
Merrill Lynch & Co., Inc., 5.36%, 02/01/2007	AA-	5,535,000	5,602,616
Morgan Stanley Co., Inc., 6.10%, 04/15/2006	AA-	6,500,000	6,779,682
Morgan Stanley Group, Inc., 5.80%, 04/01/2007	AA-	1,950,000	2,001,917
Sears Roebuck Acceptance Corp., 7.00%, 02/01/2011	A-	4,300,000	4,486,190
Sprint Capital Corp.:
7.625%, 01/30/2011	BBB+	7,075,000	5,637,296
8.375%, 03/15/2012 144A	BBB-	750,000	622,301
USAA Capital Corp., 5.59%, 12/20/2006 144A	AAA	4,350,000	4,453,939
Verizon Global Funding Corp., 6.75%, 12/01/2005	A+	4,000,000	4,149,564
140,218,946
Insurance - 1.7%
American General Finance Corp.:
5.75%, 03/15/2007	A+	450,000	466,136
6.10%, 05/22/2006	A+	10,500,000	10,986,770
Metropolitan Life Insurance Co., 7.00%, 11/01/2005 144A	A+	5,000,000	5,361,155
16,814,061
Real Estate - 1.6%
Carramerica Reality Corp., 7.125%, 01/15/2012 REIT	BBB	5,350,000	5,578,868
Duke Realty LP, 7.05%, 03/01/2006 REIT	BBB+	2,500,000	2,623,292
EOP Operating LP, 7.00%, 07/15/2011	BBB+	6,300,000	6,629,465
Simon Property Group, Inc., 6.875%, 10/27/2005 REIT	BBB	450,000	473,205
15,304,830
HEALTH CARE - 1.4%
Health Care Providers & Services - 0.7%
Cigna Corp., 6.375%, 10/15/2011	A+	6,200,000	6,409,368
Pharmaceuticals - 0.7%
Smithkline Beecham Corp., 6.625%, 10/01/2005	AA	1,300,000	1,314,869
Wyeth, 6.25%, 03/15/2006	A	5,500,000	5,821,321
7,136,190
INDUSTRIALS - 2.1%
Aerospace & Defense - 0.7%
Boeing Corp., 6.875%, 11/01/2006	A+	5,555,000	5,983,285
Honeywell International, Inc., 6.875%, 10/03/2005	A	825,000	890,124
6,873,409
Machinery - 0.7%
Eaton Corp., 7.05%, 09/04/2002	A-	2,000,000	2,016,386
Ingersoll Rand Co., 6.25%, 05/15/2006	BBB+	4,750,000	4,916,345
6,932,731
Road & Rail - 0.7%
Union Pacific Corp., 9.625%, 12/15/2002	BBB	6,000,000	6,183,438
INFORMATION TECHNOLOGY - 0.9%
Communications Equipment - 0.9%
SBC Communications, Inc., 6.25%, 03/15/2011	AA-	8,000,000	8,206,688

EVERGREEN
Short Intermediate Bond Fund
(formerly, Evergreen Fixed Income Fund)
Schedule of Investments (continued)
June 30, 2002

	Credit Rating(v)	Principal Amount	Value

CORPORATE BONDS - continued
MATERIALS - 1.5%
Chemicals - 0.1%
Dow Chemical Co., 5.25%, 05/14/2004	A	$ 1,100,000	$ 1,126,259
Metals & Mining - 0.7%
Alcoa, Inc., 5.875%, 06/01/2006	A+	6,300,000	6,617,293
Paper & Forest Products - 0.7%
Weyerhaeuser Co., 5.50%, 03/15/2005 144A	BBB	6,775,000	6,964,958
TELECOMMUNICATION SERVICES - 1.8%
Diversified Telecommunication Services - 1.5%
Bellsouth Corp., 5.00%, 10/15/2006	A+	5,950,000	6,004,317
GTE North, Inc., Ser. H, 5.65%, 11/15/2008	A+	1,000,000	976,565
Navistar International Corp., Ser. B, 9.375%, 06/01/2006	BB+	2,500,000	2,587,500
SBC Communications, Inc., 5.875%, 02/01/2012	AA-	1,650,000	1,651,104
Verizon New York, Inc., Ser. A, 6.875%, 04/01/2012	A+	2,550,000	2,542,483
Verizon, Inc., 5.875%, 01/17/2012	A+	750,000	702,112
14,464,081
Wireless Telecommunications Services - 0.3%
AT&T Wireless Services, Inc., 8.125%, 05/01/2012	BBB	3,400,000	2,777,701
UTILITIES - 1.6%
Electric Utilities - 1.0%
Dominion Resources, Inc.:
7.625%, 07/15/2005	BBB+	1,350,000	1,464,919
Ser. C, 7.60%, 07/15/2003	BBB+	1,000,000	1,044,231
Gulf Power Co., Ser. C, 4.69%, 08/01/2003	A	1,000,000	1,015,933
Southwestern Public Service Co., Ser. B, 5.125%, 11/01/2006	A-	6,490,000	6,459,711
9,984,794
Gas Utilities - 0.5%
Consolidated Natural Gas Co., 5.375%, 11/01/2006	BBB+	4,300,000	4,319,406
Multi-Utilities - 0.1%
Scana Corp., MTN, 7.44%, 10/19/2004	A-	1,000,000	1,078,287
Total Corporate Bonds			401,604,491
MORTGAGE-BACKED SECURITIES - 21.2%
FHLB, 5.50%, 11/01/2031	AAA	1,204,974	1,169,217
FHLMC:
5.50%, 01/01/2032-02/01/2032	AAA	8,838,492	8,576,213
5.75%, 03/15/2009	AAA	3,715,000	3,901,887
6.00%, TBA (tt)	AAA	1,530,000	1,526,650
6.50%, 07/01/2004	AAA	318,170	327,932
FNMA:
3.90%, 06/01/2017	AAA	38,995	39,513
5.50%, 11/01/2016-04/01/2017	AAA	24,706,720	24,763,936
6.00%, 08/01/2013-10/01/2031	AAA	17,487,875	17,643,159
6.15%, 03/01/2011	AAA	4,149,135	4,342,215
6.26%, 04/01/2011	AAA	6,132,546	6,459,455
6.50%, 06/01/2011-07/01/2013	AAA	5,334,596	5,605,267
6.50%, TBA #	AAA	16,295,000	16,875,591
6.58%, 06/01/2009	AAA	494,588	531,241
6.74%, 01/01/2004	AAA	1,396,381	1,448,147
6.82%, 12/01/2007	AAA	6,391,548	6,911,302

EVERGREEN
Short Intermediate Bond Fund
(formerly, Evergreen Fixed Income Fund)
Schedule of Investments (continued)
June 30, 2002

	Credit Rating(v)	Principal Amount	Value

MORTGAGE-BACKED SECURITIES - continued
FNMA-continued
6.875%, 01/01/2007	AAA	$ 3,931,853	$ 4,249,347
6.91%, 07/01/2009	AAA	9,660,787	10,542,071
7.00%, 09/01/2027	AAA	1,151,594	1,196,780
7.02%, 07/01/2009	AAA	10,609,485	11,509,211
7.08%, 09/01/2006	AAA	4,709,055	5,114,285
7.09%, 07/01/2009	AAA	2,917,006	3,207,826
7.20%, 06/01/2006-11/01/2007	AAA	14,887,609	16,223,394
7.44%, 07/01/2009	AAA	11,700,000	13,100,504
7.50%, 11/01/2030-03/01/2032	AAA	10,956,354	11,507,615
10.00%, 06/01/2005	AAA	3,117	3,157
GNMA:
6.00%, 02/15/2029-03/15/2029	AAA	3,950,254	3,969,840
6.50%, TBA (tt)	AAA	6,230,000	6,354,600
7.00%, 03/20/2032	AAA	7,427,583	7,702,427
7.50%, 10/20/2031	AAA	1,540,236	1,621,499
8.05%, 06/15/2019-10/15/2020	AAA	6,300,646	6,790,143
Total Mortgage-Backed Securities			203,214,424
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 1.8%
FFCB, MTN, 5.75%, 09/01/2005	AAA	1,080,000	1,143,749
FHLB:
4.79%, 08/27/2004	AAA	2,000,000	2,008,120
5.28%, 01/06/2004	AAA	1,000,000	1,032,218
5.57%, 02/17/2009	AAA	1,000,000	1,043,010
5.625%, 02/21/2006	AAA	2,000,000	2,045,726
5.73%, 07/22/2003	AAA	6,000,000	6,212,370
8.09%, 12/28/2004	AAA	1,030,000	1,145,086
FNMA, 5.625%, 05/14/2004	AAA	2,955,000	3,096,814
Total U.S. Government & Agency Obligations			17,727,093
U.S. TREASURY OBLIGATIONS - 11.8%
U.S. Treasury Notes:
2.75%, 09/30/2003	AAA	10,610,000	10,679,559
5.25%, 05/15/2004	AAA	960,000	1,003,677
5.875%, 09/30/2002-11/15/2004	AAA	61,515,000	65,345,993
6.00%, 08/15/2009 ##	AAA	22,455,000	24,399,648
6.125%, 08/15/2007	AAA	5,630,000	6,138,142
6.25%, 02/15/2003	AAA	2,000,000	2,054,872
6.375%, 08/15/2002	AAA	3,705,000	3,728,634
Total U.S. Treasury Obligations			113,350,525
YANKEE OBLIGATIONS-CORPORATE - 0.3%
ENERGY - 0.0%
Energy Equipment & Services - 0.0%
Petroleum Geo-Services, 7.50%, 03/31/2007	BBB-	200,000	162,183
TELECOMMUNICATION SERVICES - 0.3%
Wireless Telecommunications Services - 0.3%
Vodafone Group Plc, 7.75%, 02/15/2010	A	2,225,000	2,369,858
Total Yankee Obligations-Corporate			2,532,041

EVERGREEN
Short Intermediate Bond Fund
(formerly, Evergreen Fixed Income Fund)
Schedule of Investments (continued)
June 30, 2002

	Credit Rating(v)	Principal Amount	Value

YANKEE OBLIGATIONS-GOVERNMENT - 2.7%
Canada:
4.25%, 11/20/2006	AA-	$ 6,700,000	$ 6,699,725
4.625%, 10/03/2006	AA-	4,000,000	4,054,416
5.50%, 10/01/2008	AA	15,000,000	15,592,365
Total Yankee Obligations-Government			26,346,506

		Shares	Value

MUTUAL FUND SHARES - 0.6%
Blackrock Strategic Term Trust		155,667	1,527,093
Hyperion 2002 Term Trust		23,100	228,690
Target Term Trust		26,155	381,863
TCW / DW Term Trust 2002		50,000	531,500
TCW / DW Term Trust 2003		314,400	3,382,944
Total Mutual Fund Shares			6,052,090
SHORT-TERM INVESTMENTS - 5.0%
MUTUAL FUND SHARES - 5.0%
Evergreen Institutional Money Market Fund (o) (t)		47,811,224	47,811,224
Total Investments - (cost $958,231,596) - 101.9%			978,779,829
Other Assets and Liabilities - (1.9%)			(18,291,286)
Net Assets - 100.0%			$ 960,488,543

See Combined Notes to Schedules of Investments.

EVERGREEN
Short and Intermediate Term Bond Funds
Combined Notes to Schedules of Investments
June 30, 2002

144A	Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees.
†	Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected interest to be earned over the life of the bond which consists of the aggregate coupon-interest payments and discount at acquisition. The rate shown is the stated rate at the current period end.
(n)	Security issued in zero coupon form with no periodic interest payments but is acquired at a discount that results in a current yield to maturity. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected income to be earned over the life of the bond from amortization of discount at acquisition.
(k)	Security accrues interest at a fixed coupon which is based on an underlying pool of securities.
(t)	All or a portion of the principal amount of this security was pledged as collateral for open mortgage dollar roll agreements.
(tt)	Security acquired under mortgage dollar roll agreement.
(h)	No market quotation available. Valued at fair value as determined in good faith under procedures established by the Board of Trustees.
(v)	Credit ratings are unaudited and rated by Moody’s Investors Service where Standard and Poor’s ratings are not available.
(o)	The advisor of the Fund and the advisor of the money market fund are each a subsidiary of Wachovia Corporation.
#	When-issued security.
##	All or a portion of this security has been segregated for when-issued securities.

Summary of Abbreviations:
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
FRN	Floating Rate Note
GNMA	Government National Mortgage Association
MTN	Medium Term Note
REIT	Real Estate Investment Trust
SLMA	Student Loan Marketing Association
TBA	To Be Announced

See Combined Notes to Financial Statements.

EVERGREEN
Short and Intermediate Term Bond Funds
Statements of Assets and Liabilities
June 30, 2002

	Adjustable Rate Fund	Limited Duration Fund	Short Intermediate Fund

Assets
Identified cost of securities	$ 3,775,263,608	$ 535,199,089	$ 958,231,596
Net unrealized gains on securities	25,243,202	8,799,148	20,548,233

Market value of securities	3,800,506,810	543,998,237	978,779,829
Receivable for securities sold	0	5,152,921	4,485,937
Principal paydown receivable	18,937,597	0	0
Receivable for Fund shares sold	44,851,562	1,984,243	626,105
Interest and dividends receivable	19,350,273	6,868,640	10,833,779
Receivable from investment advisor	0	0	8,276
Prepaid expenses and other assets	171,621	98,218	49,751

Total assets	3,883,817,863	558,102,259	994,783,677

Liabilities
Distributions payable	4,433,407	1,358,333	2,124,431
Payable for securities purchased	14,089,513	5,443,208	22,288,639
Payable for open mortgage dollar rolls	50,807,292	0	7,893,145
Payable for Fund shares redeemed	4,216,453	643,299	1,749,710
Deferred mortgage dollar roll income	108,871	0	18,689
Advisory fee payable	64,973	8,598	0
Distribution Plan expenses payable	190,818	783	4,686
Due to other related parties	30,939	4,497	7,900
Accrued expenses and other liabilities	409,001	68,086	207,934

Total liabilities	74,351,267	7,526,804	34,295,134

Net assets	$ 3,809,466,596	$ 550,575,455	$ 960,488,543

Net assets represented by
Paid-in capital	$ 3,800,378,812	$ 544,339,107	$ 939,198,498
Overdistributed net investment income	(3,762,947)	(1,360,800)	(1,803,126)
Accumulated net realized gains or losses on securities	(12,392,471)	(1,202,000)	2,544,938
Net unrealized gains on securities	25,243,202	8,799,148	20,548,233

Total net assets	$ 3,809,466,596	$ 550,575,455	$ 960,488,543

Net assets consists of
Class A	$ 742,779,163	$ 1,194,815	$ 75,418,061
Class B	547,223,699	479,426	16,801,075
Class C	1,510,835,152	2,271,729	28,833,234
Class I	419,485,514	513,905,482	822,834,685
Class IS	589,143,068	32,724,003	16,601,488

Total net assets	$ 3,809,466,596	$ 550,575,455	$ 960,488,543

Shares outstanding
Class A	76,714,097	114,287	12,539,286
Class B	56,521,074	45,865	2,793,488
Class C	156,049,963	217,316	4,794,152
Class I	43,326,941	49,156,643	136,817,562
Class IS	60,849,067	3,130,063	2,760,198

Net asset value per share
Class A	$ 9.68	$ 10.45	$ 6.01

Class A - Offering price (based on sales charge of 3.25%)	$ 10.01	$ 10.80	$ 6.21

Class B	$ 9.68	$ 10.45	$ 6.01

Class C	$ 9.68	$ 10.45	$ 6.01

Class I	$ 9.68	$ 10.45	$ 6.01

Class IS	$ 9.68	$ 10.45	$ 6.01

See Combined Notes to Financial Statements.

EVERGREEN
Short and Intermediate Term Bond Funds
Statements of Assets and Liabilities
June 30, 2002

	Adjustable Rate Fund		Limited Duration Fund		Short Intermediate Fund
	Year Ended June 30, 2002 (a)	Year Ended September 30, 2001	Year Ended June 30, 2002 (a)	Year Ended September 30, 2001	Year Ended June 30, 2002 (a)	Year Ended September 30, 2001

Investment income
Interest (net of foreign withholding taxes of $0, $0, $10,948, $0, $0, and $1,387, respectively)	$ 89,808,456	$ 16,368,597	$ 17,039,115	$ 19,742,731	$ 22,777,543	$ 35,053,866
Dividends	0	0	0	0	1,519	0

Total investment income	89,808,456	16,368,597	17,039,115	19,742,731	22,779,062	35,053,866

Expenses
Advisory fee	3,722,692	547,685	745,197	686,887	1,672,232	2,261,934
Distribution Plan expenses
Class A	645,680	146,570	29	0	4,397	0
Class B	2,801,807	410,921	15	0	9,485	0
Class C	7,308,970	635,608	179	0	16,414	0
Class IS	642,959	84,141	65,234	58,188	27,838	33,930
Administrative services fees	1,772,711	260,802	338,726	312,221	398,150	538,556
Transfer agent fee	1,271,873	162,515	21,969	29,807	13,521	26,991
Trustees’ fees and expenses	42,481	5,907	9,111	5,034	9,936	10,352
Printing and postage expenses	70,759	27,001	10,754	6,384	14,016	17,747
Custodian fee	476,101	68,647	90,671	72,716	92,987	160,956
Registration and filing fees	484,887	72,271	26,695	5,577	33,577	23,817
Professional fees	17,093	16,120	13,354	15,930	12,482	17,934
Other	90,459	115,611	24,879	2,186	76,769	34,788

Total expenses	19,348,472	2,553,799	1,346,813	1,194,930	2,381,804	3,127,005
Less: Expense reductions	(19,969)	(6,499)	(6,242)	(14,241)	(5,542)	(26,471)
Fee waivers	0	0	(178,452)	(288,090)	(41,455)	(96,088)

Net expenses	19,328,503	2,547,300	1,162,119	892,599	2,334,807	3,004,446

Net investment income	70,479,953	13,821,297	15,876,996	18,850,132	20,444,255	32,049,420

Net realized and unrealized gains or losses on securities
Net realized gains or losses on securities	(10,864,082)	(763,824)	(1,018,912)	2,677,863	3,845,634	14,390,864

Net change in unrealized gains or losses on securities	17,532,653	8,102,039	(1,205,481)	9,925,011	(3,926,417)	16,784,350

Net realized and unrealized gains or losses on securitties	6,668,571	7,338,215	(2,224,393)	12,602,874	(80,783)	31,175,214

Net increase in net assets resulting from operations	$ 77,148,524	$ 21,159,512	$ 13,652,603	$ 31,453,006	$ 20,363,472	$ 63,224,634

(a) For the nine months ended June 30, 2002. The Fund changed its fiscal year end from September 30 to June 30, effective June 30, 2002.

See Combined Notes to Financial Statements.

EVERGREEN
Short and Intermediate Term Bond Funds
Statements of Changes in Net Assets

	Adjustable Rate Fund		Limited Duration Fund		Short Intermediate Fund
	Year Ended June 30, 2002 (a)	Year Ended September 30, 2001	Year Ended June 30, 2002 (a)	Year Ended September 30, 2001	Year Ended June 30, 2002 (a)	Year Ended September 30, 2001

Operations
Net investment income	$ 70,479,953	$ 13,821,297	$ 15,876,996	$ 18,850,132	$ 20,444,255	$ 32,049,420
Net realized gains or losses on securities	(10,864,082)	(763,824)	(1,018,912)	2,677,863	3,845,634	14,390,864
Net change in unrealized gains or losses on securities	17,532,653	8,102,039	(1,205,481)	9,925,011	(3,926,417)	16,784,350

Net increase in net assets resulting from operations	77,148,524	21,159,512	13,652,603	31,453,006	20,363,472	63,224,634

Distributions to shareholders from
Net investment income
Class A	(15,328,518)	(4,665,749)	(824)	0	(208,944)	0
Class B	(10,640,909)	(2,180,693)	(56)	0	(37,988)	0
Class C	(27,392,905)	(3,263,649)	(423)	0	(65,743)	0
Class I	(7,866,297)	(3,155,617)	(15,366,036)	(18,604,181)	(19,642,930)	(31,346,610)
Class IS	(11,472,017)	(2,127,664)	(1,233,856)	(1,433,633)	(550,897)	(777,022)
Net realized gains
Class I	0	0	0	0	(11,964,507)	0
Class IS	0	0	0	0	(365,225)	0

Total distributions to shareholders	(72,700,646)	(15,393,372)	(16,601,195)	(20,037,814)	(32,836,234)	(32,123,632)

Capital share transactions
Proceeds from shares sold	3,803,490,383	934,222,306	313,255,807	181,510,781	74,739,836	87,386,210
Net asset value of shares issued in reinvestment of distributions	42,754,467	10,221,315	4,406,681	4,954,800	16,019,307	5,373,221
Payment for shares redeemed	(986,395,717)	(93,528,788)	(124,775,422)	(129,219,197)	(125,130,751)	(163,608,777)
Net asset value of shares issued in acquisition	0	0	0	0	479,940,611	0

Net increase (decrease) in net assets resulting from capital share transactions	2,859,849,133	850,914,833	192,887,066	57,246,384	445,569,003	(70,849,346)

Total increase (decrease) in net assets	2,864,297,011	856,680,973	189,938,474	68,661,576	433,096,241	(39,748,344)
Net assets
Beginning of period	945,169,585	88,488,612	360,636,981	291,975,405	527,392,302	567,140,646

End of period	$ 3,809,466,596	$ 945,169,585	$ 550,575,455	$ 360,636,981	$ 960,488,543	$ 527,392,302

Overdistributed net investment income	$ (3,762,947)	$ (1,049,563)	$ (1,360,800)	$ (977,701)	$ (1,803,126)	$ (1,740,879)

(a) For the nine months ended June 30, 2002. The Fund changed its fiscal year end from September 30 to June 30, effective June 30, 2002.

See Combined Notes to Financial Statements.

EVERGREEN
Short and Intermediate Term Bond Funds
Statements of Changes in Net Assets
Year Ended September 30, 2000

	Adjustable Rate Fund	Limited Duration Fund	Short Intermediate Fund

Operations
Net investment income	$ 3,427,505	$ 19,391,528	$ 37,716,945
Net realized losses on securities	(422,614)	(2,656,157)	(4,947,953)
Net change in unrealized gains or losses on securities	151,300	1,493,616	5,611,973

Net increase in net assets resulting from operations	3,156,191	18,228,987	38,380,965

Distributions to shareholders from
Net investment income
Class A	(332,496)	0	0
Class B	(56,567)	0	0
Class C	(40,437)	0	0
Class I	(1,909,189)	(18,705,422)	(36,587,102)
Class IS	(1,056,751)	(493,016)	(775,585)

Total distributions to shareholders	(3,395,440)	(19,198,438)	(37,362,687)

Capital share transactions
Proceeds from shares sold	43,719,459	88,032,335	174,151,758
Payment for shares redeemed	(50,437,311)	(112,305,275)	(217,709,595)
Net asset value of shares issued in reinvestment of distributions	2,886,165	3,432,056	7,162,763
Net asset value of shares issued in acquisition	36,327,117	0	0

Net increase (decrease) in net assets resulting from capital share transactions	32,495,430	(20,840,884)	(36,395,074)

Total increase (decrease) in net assets	32,256,181	(21,810,335)	(35,376,796)
Net assets
Beginning of period	56,232,431	313,785,740	602,517,442

End of period	$ 88,488,612	$ 291,975,405	$ 567,140,646

Undistributed (overdistributed) net investment income	$ 32,989	$ 210,525	$ (1,517,986)

See Combined Notes to Financial Statements.

EVERGREEN
Short and Intermediate Term Bond Funds
Combined Notes to Financial Statements

1. ORGANIZATION

The Evergreen Short and Intermediate Term Bond Funds consist of Evergreen Adjustable Rate Fund (“Adjustable Rate Fund”) (formerly, Evergreen Select Adjustable Rate Fund), Evergreen Limited Duration Fund (“Limited Duration Fund”) (formerly, Evergreen Select Limited Duration Fund), and Evergreen Short Intermediate Bond Fund (“Short Intermediate Fund”) (formerly, Evergreen Fixed Income Fund), (collectively the “Funds”). Each Fund is a diversified series of Evergreen Select Fixed Income Trust (the “Trust”), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Funds offer Class A, Class B, Class C, Institutional (“Class I”) and Institutional Services (“Class IS”) shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing distribution fee than Class A and are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class I and Class IS shares are sold without a front-end sales charge or contingent deferred sales charge; however, Class IS shares pay an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Investments

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

B. When-issued and Delayed Delivery Transactions

The Funds record when-issued securities no later than one business day after the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

C. Dollar Roll Transactions

Each Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells mortgage-backed securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions are treated as short-term financing arrangements which will not exceed 12 months. The Funds will use the proceeds generated from the transactions to invest in short-term investments, which may enhance a Fund’s current yield and total return.

EVERGREEN
Short and Intermediate Term Bond Funds
Combined Notes to Financial Statements (continued)

D. Security Transactions and Investment Income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend.

E. Federal Taxes

Each Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

F. Distributions

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains are recorded on the ex-dividend date.

Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Funds’ components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent difference causing such reclassifications are due to certain capital loss carryovers assumed as a result of acquisitions.

G. Class Allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”) (formerly, First Union Corporation), is the investment advisor to the Funds and is paid a management fee that is calculated and paid daily at an annual rate of each Fund’s average net assets as identified below.

Management Fee Rate

Adjustable Rate Fund	0.21%
Limited Duration Fund	0.22%
Short Intermediate Fund	0.42%

Tattersall Advisory Group, an indirect, wholly-owned subsidiary of Wachovia, is the investment sub-advisor to Short Intermediate Fund and is paid by EIMC for its services to the Fund.

During the period ended June 30, 2002, the amount of investment advisory fees waived by the investment advisor and the impact on each Fund’s expense ratio represented as a percentage of its average net assets were as follows:

	Fees Waived	% of Average Net Assets

Limited Duration Fund	$ 178,452	0.04%
Short Intermediate Fund	41,455	0.01%

EVERGREEN
Short and Intermediate Term Bond Funds
Combined Notes to Financial Statements (continued)

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Funds. As administrator, EIS provides the Funds with facilities, equipment and personnel and is paid an administrative fee of 0.10% of each Fund’s average net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Funds.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. (“EDI”), a wholly owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Funds.

Each Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees for each class are calculated and paid daily. These fees are 0.10% for Class A, 0.25% for Class IS and 1.00% for Class B and Class C.

5. ACQUISITIONS

Effective on the close of business on June 7, 2002, Evergreen Fixed Income Fund acquired substantially all the assets and assumed certain liabilities of Wachovia Intermediate Fixed Income Fund, Wachovia Short Term Fixed Income Fund and Evergreen Short Duration Income Fund in exchange for Class A, Class B, Class C and Class I shares of Evergreen Fixed Income Fund. Immediately after the acquisition, Evergreen Fixed Income Fund was renamed Evergreen Short Intermediate Bond Fund.

These acquisitions were accomplished by a tax-free exchange of the respective shares of Short Intermediate Fund. The value of net assets acquired, number of shares issued and unrealized appreciation acquired were as follows:

Acquiring Fund	Acquired Fund	Value of Net Assets Acquired	Number of Shares Issued	Unrealized Appreciation

Short Intermediate Fund	Wachovia Intermediate Fixed Income Fund	$ 125,706,694	20,947,379	$ 2,462,699
	Wachovia Short Term Fixed Income Fund	42,829,825	7,136,747	766,570
	Evergreen Short Duration Income Fund	311,404,092	51,885,588	5,226,879

The aggregate net assets of Short Intermediate Fund immediately after the acquisitions were $961,773,856. Effective on the close of business on July 21, 2000, Adjustable Rate Fund acquired substantially all the assets and assumed certain liabilities of Evergreen Capital Preservation and Income Fund, an open-end management investment company registered under the 1940 Act, in an exchange of shares. The net assets were exchanged through a tax-free exchange for 2,864,628 Class A shares, 553,117 Class B shares and 393,719 Class C shares of Adjustable Rate Fund. The acquired net assets consisted primarily of portfolio securities with unrealized depreciation of $236,471. The aggregate net assets of Adjustable Rate Fund and Evergreen Capital Preservation and Income Fund immediately prior to the acquisition were $46,395,424 and $36,327,117, respectively. The aggregate net assets of Adjustable Rate Fund immediately after the acquisition were $82,722,541.

EVERGREEN
Short and Intermediate Term Bond Funds
Combined Notes to Financial Statements (continued)

6. CAPITAL SHARE TRANSACTIONS

The Funds have an unlimited number of shares of beneficial interest with $0.001 par value authorized. Shares of beneficial interest of the Funds are currently divided into Class A, Class B, Class C, Class I and Class IS shares. Transactions in shares of the Funds were as follows:

Adjustable Rate Fund

	Year Ended June 30, 2002 (a)		Year Ended September 30, 2001		Year Ended September 30, 2000 (b)
	Shares	Amount	Shares	Amount	Shares	Amount

Class A
Shares sold	75,733,414	$ 732,044,139	22,408,204	$ 215,481,681	73,667	$ 700,007
Automatic conversion of Class B shares to Class A shares	128,089	1,236,413	52,847	505,477	0	0
Shares issued in reinvestment of distributions	1,125,853	10,888,024	289,831	2,787,349	22,701	215,914
Shares issued in acquisition of Evergreen Capital Preservation and Income Fund	0	0	0	0	2,864,628	27,303,067
Shares redeemed	(19,909,844)	(192,369,334)	(5,902,234)	(56,736,480)	(173,059)	(1,646,963)

Net increase	57,077,512	551,799,242	16,848,648	162,038,027	2,787,937	26,572,025

Class B
Shares sold	41,861,695	404,756,300	17,847,951	171,817,578	6,546	62,309
Automatic conversion of Class B shares to Class A shares	(128,072)	(1,236,413)	(52,801)	(505,477)	0	0
Shares issued in reinvestment of distributions	682,168	6,597,223	148,650	1,432,020	3,909	37,177
Shares issued in acquisition of Evergreen Capital Preservation and Income Fund	0	0	0	0	553,117	5,271,655
Shares redeemed	(3,798,297)	(36,711,092)	(572,247)	(5,501,854)	(31,545)	(300,108)

Net increase	38,617,494	373,406,018	17,371,553	167,242,267	532,027	5,071,033

Class C
Shares sold	127,182,979	1,229,687,574	36,141,650	348,096,267	23,872	226,782
Shares issued in reinvestment of distributions	1,737,316	16,801,510	234,402	2,260,622	2,299	21,862
Shares issued in acquisition of Evergreen Capital Preservation and Income Fund	0	0	0	0	393,719	3,752,395
Shares redeemed	(8,826,586)	(85,296,556)	(808,168)	(7,771,330)	(31,516)	(299,574)

Net increase	120,093,709	1,161,192,528	35,567,884	342,585,559	388,374	3,701,465

Class I
Shares sold	75,118,303	725,977,390	11,090,339	106,899,022	1,026,242	9,957,317
Shares issued in reinvestment of distributions	549,901	5,318,834	237,115	2,277,454	203,359	1,761,786
Shares redeemed	(46,908,077)	(453,594,043)	(203,314)	(1,943,769)	(1,555,676)	(14,823,916)

Net increase	28,760,127	277,702,181	11,124,140	107,232,707	(326,075)	(3,104,813)

Class IS
Shares sold	73,540,230	711,024,980	9,566,951	91,927,758	3,440,789	32,773,044
Shares issued in reinvestment of distributions	325,546	3,148,876	152,380	1,463,870	89,156	849,426
Shares redeemed	(22,611,150)	(218,424,692)	(2,265,316)	(21,575,355)	(3,502,235)	(33,366,750)

Net increase	51,254,626	495,749,164	7,454,015	71,816,273	27,710	255,720

Net Increase		$ 2,859,849,133		$ 850,914,833		$ 32,495,430

(a) For the nine months ended June 30, 2002. The Fund changed its fiscal year end from September 30 to June 30, effective June 30, 2002.

(b) For Classes A, B and C, for the period from June 30, 2000 (commencement of class operations) to September 30, 2000.

Limited Duration Fund

	Year Ended June 30, 2002 (a)
	Shares	Amount

Class A
Shares sold	114,211	$ 1,195,529
Shares issued in reinvestment of distributions	76	800

Net increase	114,287	1,196,329

Class B
Shares sold	45,860	479,515
Shares issued in reinvestment of distributions	5	49

Net increase	45,865	479,564

EVERGREEN
Short and Intermediate Term Bond Funds
Combined Notes to Financial Statements (continued)

Limited Duration Fund (continued)

	Year Ended June 30, 2002 (a) (b)		Year Ended September 30, 2001		Year Ended September 30, 2000
	Shares	Amount	Shares	Amount	Shares	Amount

Class C
Shares sold	217,274	$ 2,271,792
Shares issued in reinvestment of distributions	42	433

Net increase	217,316	2,272,225

Class I
Shares sold	26,284,119	274,241,003	14,105,558	$ 146,499,037	7,415,216	$ 74,964,417
Shares issued in reinvestment of distributions	340,404	3,557,354	402,976	4,175,845	305,052	3,087,295
Shares redeemed	(8,871,564)	(92,604,824)	(10,885,834)	(112,789,790)	(10,505,383)	(106,377,843)

Net increase (decrease)	17,752,959	185,193,533	3,622,700	37,885,092	(2,875,115)	(28,326,131)

Class IS
Shares sold	3,351,655	35,067,968	3,396,563	35,011,744	1,291,513	13,067,918
Shares issued in reinvestment of distributions	81,206	848,045	74,995	778,955	34,139	344,761
Shares redeemed	(3,092,061)	(32,170,598)	(1,580,929)	(16,429,407)	(586,512)	(5,927,432)

Net increase	340,800	3,745,415	1,890,629	19,361,292	739,140	7,485,247

Net increase (decrease)		$ 192,887,066		$ 57,246,384		($20,840,884)

(a) For the nine months ended June 30, 2002, The Fund changed its fiscal year end from September 30 to June 30, effective June 30, 2002.

(b)For Classes A, B and C, for the period from March 27, 2002 (commencement of class operations) to June 30, 2002.

Short Intermediate Fund

	Year Ended June 30, 2002 (a) (b)		Year Ended September 30, 2001		Year Ended September 30, 2000
	Shares	Amount	Shares	Amount	Shares	Amount

Class A
Shares sold	271,855	$ 1,613,787
Shares issued in reinvestment of distributions	28,372	170,518
Shares issued in acquisitions	12,735,940	76,452,412
Shares redeemed	(496,881)	(2,994,923)

Net increase	12,539,286	75,241,794

Class B
Shares sold	126,401	756,891
Shares issued in reinvestment of distributions	4,668	28,056
Shares issued in acquisitions	2,714,486	16,295,953
Shares redeemed	(52,067)	(314,287)

Net increase	2,793,488	16,766,613

Class C
Shares sold	194,752	1,164,066
Shares issued in reinvestment of distributions	7,831	47,063
Shares issued in acquisitions	4,643,680	27,877,380
Shares redeemed	(52,111)	(314,239)

Net increase	4,794,152	28,774,270

Class I
Shares sold	10,476,967	63,082,439	13,315,974	$ 80,087,258	28,042,018	$ 161,285,403
Shares issued in reinvestment of distributions	2,549,898	15,169,005	820,893	4,924,986	1,157,484	6,664,297
Shares issued in acquisitions	59,875,608	359,314,866	0	0	0	0
Shares redeemed	(19,136,558)	(115,616,623)	(26,141,932)	(156,537,646)	(35,697,696)	(205,418,401)

Net increase (decrease)	53,765,915	321,949,687	(12,005,065)	(71,525,402)	(6,498,194)	(37,468,701)

Class IS
Shares sold	1,349,943	8,122,653	1,216,253	7,298,952	2,234,345	12,866,355
Shares issued in reinvestment of distributions	101,157	604,665	74,664	448,235	86,592	498,466
Shares redeemed	(982,784)	(5,890,679)	(1,177,888)	(7,071,131)	(2,133,909)	(12,291,194)

Net increase	468,316	2,836,639	113,029	676,056	187,028	1,073,627

Net increase (decrease)		$ 445,569,003		($70,849,346)		($36,395,074)

(a) For the nine months ended June 30, 2002. The Fund changed its fiscal year end from September 30 to June 30, effective June 30, 2002.

(b) For Classes A, B and C, for the period from June 5, 2002 (commencement of class operations) to June 30, 2002.

EVERGREEN
Short and Intermediate Term Bond Funds
Combined Notes to Financial Statements (continued)

7. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities and mortgage dollar roll transactions) were as follows for the year ended June 30, 2002:

	Cost of Purchases		Proceeds from Sales
	U.S.Government	Non-U.S.Government	U.S.Government	Non-U.S.Government

Adjustable Rate Fund	$3,201,572,718	$ 0	$ 65,629,060	$ 0
Limited Duration Fund	194,167,870	219,121,845	89,079,416	102,481,392
Short Intermediate Fund	599,766,501	120,132,534	581,662,662	161,074,228

During the year ended June 30, 2002, Adjustable Rate Fund and Short Intermediate Fund entered into dollar roll transactions. At June 30, 2002, Adjustable Rate Fund and Short Intermediate Fund had the following dollar roll agreements outstanding:

	Dollar Roll Amount	Counterparty	Settlement Date

Adjustable Rate Fund	$50,940,972	Bear Stearns	07/25/2002
Short Intermediate Fund	99,204	UBS/Paine Weber	07/15/2002
Short Intermediate Fund	704,791	Morgan Stanley	07/15/2002
Short Intermediate Fund	714,268	CS First Boston	07/15/2002
Short Intermediate Fund	6,402,499	Morgan Stanley	07/22/2002

During the year ended June 30, 2002, the Adjustable Rate Fund and Short Intermediate Fund earned income on dollar roll transactions as follows:

Dollar Roll Income Earned

Adjustable Rate Fund	$492,690
Short Intermediate Fund	39,871

On June 30, 2002, the composition of unrealized appreciation and depreciation on securities based on the aggregate cost of securities for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	GrossUnrealized Depreciation	Net Unrealized Appreciation

Adjustable Rate Fund	$ 3,775,529,534	$ 26,519,645	$ (1,542,369)	$ 24,977,276
Limited Duration Fund	535,199,089	9,235,829	(436,681)	8,799,148
Short Intermediate Fund	958,420,940	23,256,249	(2,897,360)	20,358,889

As of June 30, 2002, the Funds had capital loss carryovers for federal income tax purposes as follows:

	Total Capital Loss Carryovers	Expiration
		2003	2004	2005	2006	2007	2008	2009	2010

Adjustable Rate Fund	$ 2,230,853	$ 43,378	$ 0	$ 34,064	$ 275,930	$ 281,543	$ 187,870	$ 426,146	$ 981,922
Short Intermediate Fund	22,346,072	3,201,480	4,460,271	1,742,698	4,597,715	6,989,928	1,353,980	0	0

Certain portions of the capital loss carryovers of Short Intermediate Fund were assumed as a result of acquisitions. Utilization of these capital loss carryovers were limited during the year ended June 30, 2002 in accordance with income tax regulations. For income tax purposes, capital losses incurred after October 31 within a Fund’s fiscal year are deemed to arise on the first business day of the Fund’s following fiscal year. Adjustable Rate Fund, Short Intermediate Fund and Limited Duration Fund have incurred and will elect to defer post October losses of $9,890,380, $2,322,312, and $1,202,000 respectively.

EVERGREEN
Short and Intermediate Term Bond Funds
Combined Notes to Financial Statements (continued)

8. DISTRIBUTIONS TO SHAREHOLDERS

As of June 30, 2002 the components of distributable earnings on a tax basis were as follows:

	Undistributed (Overdistributed) Ordinary Income	Undistributed Long term Capital Gain	Unrealized Appreciation	Capital Loss Carryforwards and Post-October Loss

Adjustable Rate Fund	$ (3,768,259)	$ 0	$ 24,977,276	$ (12,121,233)
Limited Duration Fund	(1,360,800)	0	8,799,148	(1,202,000)
Short Intermediate Fund	1,236,137	419,564	20,358,889	(24,668,384)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to mortgage dollar rolls, wash sales and capital loss carryovers acquired in merger. Additionally, short-term capital gains are considered ordinary income for tax purposes.

The tax character of distributions paid for the year ended June 30, 2002 was as follows:

	Ordinary Income	Long-Term Capital Gain

Adjustable Rate Fund	$ 72,700,646	$ 0
Limited Duration Fund	16,601,195	0
Short Intermediate Fund	30,044,908	2,791,326

9. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and their custodian a portion of the fund expenses have been reduced. The amount of expense reductions received by each Fund and the impact of the total expense reductions on each Fund’s expense ratio represented as a percentage of its average net assets were as follows:

	Total Expense Reductions	% of Average Net Assets

Adjustable Rate Fund	$ 19,969	0.00%
Limited Duration Fund	6,242	0.00%
Short Intermediate Fund	5,542	0.00%

10. DEFERRED TRUSTEES’ FEES

Each independent Trustee of each Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

11. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $725 million unsecured revolving credit commitment to temporarily finance the purchase or sale of securities for prompt delivery, including funding redemption of their shares, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the Funds are charged an annual commitment fee of 0.10% of the unused balance, which is allocated pro rata. For its assistance in arranging the financing agreement, First Union Securities, Inc. was paid a one-time arrangement fee of $150,000, which was charged to the Funds and also allocated pro rata.

During the year ended June 30, 2002, the Funds had no borrowings under this agreement.

EVERGREEN
Short and Intermediate Term Bond Funds
Combined Notes to Financial Statements (continued)

12. CONCENTRATION OF RISK

The Funds may invest a substantial portion of their assets in an industry or sector and, therefore, may be more affected by changes in that industry or sector than would be a comparable mutual fund that is not heavily weighted in any industry or sector.

13. CHANGE IN ACCOUNTING PRINCIPLE

As required, effective October 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies which amends certain accounting practices and disclosures, including amortization of premiums and accretion of discounts. Accordingly, the Funds began amortizing premium and accreting discount on all fixed-income securities.

Prior to October 1, 2001, each Fund was already complying with the accounting practice of accreting discounts on its fixed-income securities. Each Fund, except Adjustable Rate Fund, was amortizing premiums on its fixed-income securities. For each Fund, except Adjustable Rate Fund, there is not impact to the financial statements as a result of adopting this accounting policy. For Adjustable Rate Fund, the cumulative effect of this change in accounting policy relating to fixed-income securities held by the Fund prior to the effective date of this change is not considered significant to the financial statements of the Fund. There is not significant impact to current year financial statements as a result of adopting this accounting change.

EVERGREEN
Short and Intermediate Term Bond Funds
Independent Auditors’ Report

The Board of Trustees and Shareholders
Evergreen Select Fixed Income Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of the Evergreen Adjustable Rate Fund (formerly Evergreen Select Adjustable Rate Fund), Evergreen Limited Duration Fund (formerly Evergreen Select Limited Duration Fund), and Evergreen Short Intermediate Bond Fund (formerly Evergreen Fixed Income Fund), portfolios of the Evergreen Select Fixed Income Trust, as of June 30, 2002, and the related statements of operations for each of the years or periods in the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2002 by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Evergreen Adjustable Rate Fund (formerly Evergreen Select Adjustable Rate Fund), Evergreen Limited Duration Fund (formerly Evergreen Select Limited Duration Fund), and Evergreen Short Intermediate Bond Fund (formerly Evergreen Fixed Income Fund) as of June 30, 2002, the results of their operations, changes in their net assets and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts August 2, 2002

EVERGREEN
Short and Intermediate Term Bond Funds
Additional Information (Unaudited)

Federal Tax Distributions

Pursuant to Section 852 of the Internal Revenue Code, the Short Intermediate Fund has designated the following amounts as capital gain distributions for the fiscal year ended June 30, 2002.

	Aggregate	Per Share

Short Intermediate Fund	$ 2,791,326	$ 0.034

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Board of Trustees

Name, address and date of birth	Position with trust	Begining year of term of office*	Principal occupations for last five years	Number of portfolios overseen in Evergreen funds complex	Other directorships held outside of Evergreen funds complex

Charles A. Austin III 200 Berkeley Street Boston, MA 02116 DOB: 10/23/1934	Trustee	1991	Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Director, The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

K. Dun Gifford 200 Berkeley Street Boston, MA 02116 DOB: 10/23/1938	Trustee	1974	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

Leroy Keith, Jr. 200 Berkeley Street Boston, MA 02116 DOB: 2/14/1939	Trustee	1983	Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund

Gerald M. McDonnell 200 Berkeley Street Boston, MA 02116 DOB: 7/14/1939	Trustee	1988	Sales Manager, SMI-STEEL — South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

Thomas L. McVerry 200 Berkeley Street Boston, MA 02116 DOB: 8/2/1938	Trustee	1993	Director of Carolina Cooperative Credit Union; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

William Walt Pettit 200 Berkeley Street Boston, MA 02116 DOB: 8/26/1955	Trustee	1984	Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

David M. Richardson 200 Berkeley Street Boston, MA 02116 DOB: 9/19/1941	Trustee	1982	President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

Russell A. Salton, III MD 200 Berkeley Street Boston, MA 02116 DOB: 6/2/1947	Trustee	1984	Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

Michael S. Scofield 200 Berkeley Street Boston, MA 02116 DOB: 2/20/1943	Trustee	1984	Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

Richard J. Shima 200 Berkeley Street Boston, MA 02116 DOB: 8/11/1939	Trustee	1993	Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

Richard K. Wagoner, CFA** 200 Berkeley Street Boston, MA 02116 DOB: 12/12/1937	Trustee	1999	Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

* Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office.

** Mr. Wagoner is an “interested person” of the funds because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the funds’ investment advisor.

Additional information about the funds’ Board of Trustees can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Mutual funds to meet all your needs We offer a complete family of mutual funds designed to help you meet a wide range of financial goals.

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* Income may be subject to the federal alternative minimum tax as well as state and local taxes.

562537 8/2002

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For more information
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

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Evergreen Investments
200 Berkeley Street
Boston, MA 02116-5034